SUMMIT BANCORP.

                             SAVINGS INCENTIVE PLAN



                          Effective as of July 1, 1983

           Amended and Restated in Its Entirety as of January 1, 1999










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                                TABLE OF CONTENTS

ARTICLE 1 - DEFINITIONS.......................................................2

         1.1      (Applicability of Article 1)................................2

         1.2      Accounts....................................................2

         1.3      Accounting Date.............................................2

         1.4      Active Participant..........................................2

         1.5      Annual Additions............................................2

         1.6      Associated Company..........................................3

         1.7      Beneficiary.................................................3

         1.8      Board.......................................................3

         1.9      Business Day................................................3

         1.10     Code........................................................3

         1.11     Committee...................................................3

         1.12     Company.....................................................3

         1.13     Company Stock...............................................3

         1.14     Compensation................................................3

         1.15     Earnings....................................................3

         1.16     Effective Date..............................................4

         1.17     Employee....................................................4

         1.18     Employment..................................................4

         1.19     Employment Date.............................................4

         1.20     Entry Date..................................................4

         1.21     ERISA.......................................................4

         1.22     Family Member...............................................5

         1.23     Highly Compensated Employee.................................5

         1.24     Hour of Service.............................................5

         1.25     Leave of Absence............................................5

         1.26     Matched Contribution........................................5

         1.27     Matching Employer Contribution..............................5

         1.28     Nonhighly Compensated Employee..............................5


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         1.29     Normal Retirement Date......................................6

         1.30     Participant.................................................6

         1.31     Period of Participation.....................................6

         1.32     Period of Service...........................................6

         1.33     Period of Severance.........................................6

         1.34     Permanent Disability or Permanently Disabled................6

         1.35     Plan........................................................6

         1.36     Plan Year...................................................6

         1.37     Rollover Amount.............................................7

         1.38     Severance from Service Date.................................7

         1.39     Spouse......................................................7

         1.40     Termination of Employment...................................7

         1.41     Trust.......................................................7

         1.42     Trust Agreement.............................................7

         1.43     Trustee.....................................................7

         1.44     Trust Fund..................................................8

         1.45     Unmatched Contribution......................................8

ARTICLE 2 - PARTICIPATION, SERVICE AND REEMPLOYMENT...........................9

         2.1      Participation...............................................9

         2.2      Active Participants Who Become Ineligible...................9

         2.3      Reemployment After a Period of Severance...................10

         2.4      Interactive Telephone System...............................10

ARTICLE 3 - SAVINGS CONTRIBUTIONS AND ROLLOVER AMOUNTS.......................12

         3.1      Matched Contributions......................................12

         3.2      Unmatched Contributions....................................12

         3.3      Matching Employer Contributions............................12

         3.4      Change in Percentage of Contributions......................13

         3.5      Suspensions and Contribution Resumptions...................13

         3.6      Before-Tax Contribution Limitations........................13


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         3.7      Matching Employer and After-Tax Contribution Limitations...15

         3.8      Remittance of Contributions................................17

         3.9      Rollover Amounts...........................................17

         3.10     Prior Plan Accounts........................................17

         3.11     Nonreversion...............................................17

         3.12     Contribution Restrictions..................................18

         3.13     Return of Unmatched and Matched Contributions..............18

         3.14     Adjustment for Excessive Contribution Percentage...........19

ARTICLE 4 - INVESTMENT OF CONTRIBUTIONS......................................21

         4.1      Investment of Contributions................................21

         4.2      Change in Current Investment Directions....................22

         4.3      Sub-Fund Reallocations and Sub-Fund Transfers..............22

         4.4      Rights With Respect To Company Stock.......................22

         4.5      Diversification............................................23

ARTICLE 5 - VALUATION OF TRUST AND ACCOUNTS..................................24

         5.1      Valuation of Accounts......................................24

         5.2      Maintenance of Accounts....................................24

         5.3      Statements.................................................24

ARTICLE 6 - VESTING..........................................................26

         6.1      Vesting....................................................26

         6.2      Plan Amendment.............................................26

ARTICLE 7 - DISTRIBUTIONS....................................................27

         7.1      Distribution on Death......................................27

         7.2      Distribution on Other Severance............................27

         7.3      Forfeitures and Reinstatement of Forfeitures...............27

         7.4      Application of Forfeitures.................................27

         7.5      Method of Distribution.....................................27

         7.6      Required Distribution Commencement Dates...................28

         7.7      Valuation..................................................29


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         7.8      Proof of Death and Right of Beneficiary....................30

         7.9      Undeliverable Distributions................................30

         7.10     Interest and Dividends on Distributions....................30

         7.11     Effectiveness of Voluntary Distributions...................30

         7.12     Direct Rollovers...........................................30

ARTICLE 8 - WITHDRAWALS WHILE IN EMPLOYMENT..................................32

         8.1      Order of Withdrawal from Accounts..........................32

         8.2      Directing the Calculation of Withdrawn Amounts.............33

         8.3      Restrictions; Limitations; Penalties.......................33

         8.4      Hardship Withdrawals.......................................33

         8.5      Procedures; Effective Dates; Payment.......................35

ARTICLE 9 - LOANS............................................................36

         9.1      Availability of Loans......................................36

         9.2      Loan Requirements..........................................36

         9.3      Default....................................................37

         9.4      Status of Participant......................................37

         9.5      Prepayments and Restrictions Regarding Additional Loans....37

         9.6      Source of Loan Proceeds....................................37

ARTICLE 10 - OPERATION OF THE PLAN...........................................39

         10.1     Administrator..............................................39

         10.2     Fiduciaries................................................39

         10.3     Actions of Fiduciaries.....................................39

         10.4     Procedures for Plan Operation..............................39

         10.5     Funding Policy.............................................40

         10.6     Assets in Trust............................................40

         10.7     Expenses...................................................40

ARTICLE 11 - PLAN ADMINISTRATION.............................................41

         11.1     Administration of the Plan.................................41

         11.2     Action by the Committee....................................41


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         11.3     Rules and Regulations......................................41

         11.4     Powers of the Board........................................41

         11.5     Powers of the Committee....................................42

         11.6     Information from Participants..............................42

         11.7     Records....................................................42

         11.8     Authority to Act...........................................43

         11.9     Liability for Acts.........................................43

         11.10    Compensation and Expenses..................................43

         11.11    Indemnity..................................................43

         11.12    Claims Procedure...........................................43

         11.13    Standard of Review of Committee Decisions..................44

ARTICLE 12 - THE TRUST.......................................................45

         12.1     Trust Agreement............................................45

ARTICLE 13 - AMENDMENT OF THE PLAN...........................................46

         13.3     Restrictions on Amendments.................................46

ARTICLE 14 - TERMINATION OF THE PLAN.........................................47

         14.1     Events Constituting Termination............................47

         14.2     Allocation of Assets.......................................47

         14.3     Manner of Distribution.....................................47

         14.4     Liquidation of Trust Fund..................................47

         14.5     Internal Revenue Service Approval for Distribution.........47

ARTICLE 15 - MISCELLANEOUS PROVISIONS........................................48

         15.1     No Assignment of Benefit...................................48

         15.2     No Implied Rights to Employment............................48

         15.3     Mergers or Transfers.......................................48

         15.4     Incapacity.................................................48

         15.5     Effectuation of Interest...................................48

         15.6     Domestic Relations Orders..................................49

         15.7     Headings...................................................52


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         15.8     Copy of Plan...............................................52

         15.9     Governing Law..............................................52

         15.10    Qualified Military Service.................................52

ARTICLE 16 - TOP-HEAVY PLAN PROVISIONS.......................................53

         16.1     (top-heavy testing and other provisions)...................53

         16.2     (top-heavy testing and other provisions)...................53

         16.3     (top-heavy testing and other provisions)...................53

         16.4     (top-heavy testing and other provisions)...................54

         16.5     (top-heavy testing and other provisions)...................54

ARTICLE 17 - LIMITATIONS OF ANNUAL ADDITIONS.................................55

         17.1     Limitation on Annual Additions.............................55

ARTICLE 18 - ESOP STOCK......................................................57

         18.1     ESOP Definitions...........................................57

         18.2     ESOP Loans.................................................57

         18.3     Voting and Tendering of ESOP Stock.........................60

         18.4     Annual Additions...........................................60

APPENDIX A...................................................................61




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                                  INTRODUCTION



         The United Jersey Banks Profit Sharing Plan was established as of January 1, 1956 and amended from time to time since its inception. Effective as of December 31, 1975, all contributions to the United Jersey Banks Profit Sharing Plan were discontinued.

         Effective July 1, 1983, the United Jersey Banks Profit Sharing Plan was amended and restated and was renamed the "United Jersey Banks Savings Incentive Plan" (hereinafter called the "Plan"). (In 1989 the Company's name was changed to to UJB Financial Corp., and in 1996 to Summit Bancorp.) Any eligible Employee who had a "Regular Account" and any "Voluntary Account" in the United Jersey Banks Profit Sharing Plan on June 30, 1983 was given the opportunity to transfer, in multiples of 25%, the Participant's nonforfeitable interest in such accounts to the Participant's Rollover Account and Unmatched Contribution Account, respectively, as of the Plan's Effective Date. The Plan was thereafter amended to include a PAYSOP Contribution feature, retroactive to January 1, 1983; however, the Company ceased making PAYSOP Contributions as of the 1986 Plan year. Effective October 31, 1995, the Plan was amended to transfer all PAYSOP accounts (Sub-Fund E) into the Company Stock Fund (Sub-Fund B) to streamline the Plan and to take advantage of the lapse of legal restrictions prohibiting the transfer of such accounts and the PAYSOP section was deleted. The Plan has also been amended to comply with certain provisions of the Tax Equity and Fiscal Responsibility Act of 1982 ("TEFRA"), the Deficit Reduction Act of 1984 ("DEFRA"), the Retirement Equity Act of 1984 ("REA"), the Tax Reform Act of 1986 and the Omnibus Reconciliation Act of 1986 and to reflect increases in the Matching Employer Contribution and the inclusion of additional investment funds.

         From time to time the assets of savings, profit sharing or similar plans of subsidiaries of Summit Bancorp. have been merged into the Plan and employees of such subsidiaries have thereafter been afforded an opportunity to participate in the Plan on the same basis as other employees of the Company. Upon a merger of subsidiary plan assets into the Plan each participant in the subsidiary plan became immediately and fully vested with respect to benefits accrued under that plan. Effective March 13, 1998 the Plan was amended to effectuate the merger of the Summit Bancorp. Employee Stock Ownership Plan (formerly the Collective Federal Savings Bank Employee Stock Ownership Plan) into the Plan.

         The purposes of this Plan are to encourage and help Employees to save for the future on a regular basis and to provide additional security for their retirement. The benefits under this Plan are designed to supplement other Company benefits payable to an Employee upon retirement, death, disability, or other termination of employment.

         It is the intention of the Company that this amended and restated Plan, as amended from time to time, and the attendant Trust continue to meet the requirements of the Employee Retirement Income Security Act of 1974 (ERISA) and that the Plan and Trust be a qualified Plan and Trust under Sections 401, 404, and 501(a) of the Internal Revenue Code of 1986, as amended. It is further intended that the Plan meet the requirements of Sections 401(k) and 409 of the Code.


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                                    ARTICLE 1

                                   DEFINITIONS


         1.1 The terms defined in this Article 1 shall have the meaning ascribed to them in this Article 1 for purposes of the Plan.



         1.2 Accounts shall mean the Participant's Matched Contribution Account, Matching Employer Contribution Account, and if applicable, Unmatched
Contribution Account, Prior Plan Account and Rollover Account, either collectively or singly, as the context requires. The value of a Participant's Accounts shall be determined by the Committee or third-party administrator as of the Accounting Date coincident with or next following the occurrence of the event on account of which the distribution is to be made.



         1.3 Accounting Date shall mean each Business Day of each calendar month.



         1.4 Active Participant shall mean a person who meets the eligibility requirements for participation in the Plan set forth in Section 2.1 and at the relevant point in time has in effect an Enrollment Agreement (as defined at Section 2.1) which authorizes a Matched Contribution of at least 1%.



         1.5 Annual Additions, as applied to a Participant's Accounts in any Plan Year, shall mean the sum of:



         (a) before-tax Matched Contributions and, if any, before-tax Unmatched Contributions both made with respect to a Participant by the Company pursuant to an Enrollment Agreement as described in Sections 3.1 and 3.2, respectively, and Matching Employer Contributions made with respect to such Participant under
Section 3.3,



         (b)   any Employee after-tax contributions, and



         (c)   forfeitures, if any, allocated to a Participant's Accounts.



         For purposes of determining the amount of a Participant's Annual Additions, any Rollover Amount shall be excluded.




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         1.6 Associated  Company shall mean a  corporation,  a majority of whose stock is owned by Summit Bancorp. or one of its subsidiary companies, which has not adopted the Plan.



         1.7 Beneficiary shall mean the person designated in writing by the Participant in such form as the Committee may prescribe (which designation may be changed from time to time) to receive benefits under the Plan payable upon the death of a Participant. A Participant may not designate as Beneficiary any person other than the Participant's Spouse unless either (a) the Spouse has consented to the designation and acknowledged its effect, in a writing witnessed by a notary public or a representative of the Committee, or (b) the Participant has demonstrated to the satisfaction of the Committee that such consent cannot be obtained because the Participant has no Spouse, because the Spouse cannot be located, or because of such other circumstances as the Secretary of the Treasury may by regulations prescribe. If the Participant has not designated a Beneficiary or the person designated as Beneficiary fails to survive the Participant, then the Beneficiary shall be the Participant's surviving Spouse, if any, otherwise the person or persons, including the Participant's estate, if applicable, determined as the beneficiary under the terms of the Company's life insurance program.



         1.8   Board shall mean the Board of Directors of Summit Bancorp.



         1.9 Business Day shall mean a day on which both the New York Stock Exchange and the Federal Reserve Bank are open.



         1.10 Code shall mean the Internal Revenue Code of 1986, as amended from time to time.



         1.11 Committee shall mean the Benefits Committee appointed by the Board to be responsible for the regular day-to-day administration of the Plan, as provided in Article 10. The Committee is designated as the agent for the service of legal process against the Plan.



         1.12 Company shall mean either Summit Bancorp. or any other corporation, a majority of whose stock is owned by Summit Bancorp. or one of its subsidiary companies, which adopts the Plan and the Trust, provided the Board authorizes such corporation to adopt the Plan.



         1.13 Company Stock shall mean the common stock, par value $.80 per share, of Summit Bancorp.



         1.14 Compensation for purposes of Sections 3.6, 3.7, 3.13 and 3.14 hereof shall mean an Employee's W-2 compensation for the plan year.


         1.15 Earnings shall mean the regular monthly base salary of an Employee, excluding overtime pay,


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bonuses,  contributions  by a Company  to any plan of  benefits  instituted  and maintained by such Company, and other special pay, but including any amount (a) deferred by a Participant under an Enrollment Agreement and contributed by a Company to the Plan as a before-tax contribution pursuant to Article 3, (b) contributed on behalf of a Participant by a Company to a "cafeteria plan" (as that term is defined at Section 125 of the Code) through a reduction to base salary, (c) paid as a commission for the sale of annuities or insurance, or the closing of mortgage loans, or (d) paid as incentive pay to proof operators. Earnings for each calendar year shall not exceed the maximum permissible amount of earnings as determined in accordance with Section 415(d) of the Code.

          Notwithstanding the foregoing, effective January 1, 1994, a Participant's Earnings in excess of $150,000 in any Plan Year shall not be taken into account under the Plan for any purpose. Such $150,000 limitation shall be adjusted in accordance with Section 401(a)(17) of the Code.

         1.16  Effective Date shall mean July 1, 1983.

         1.17 Employee shall mean any employee of a Company who is compensated on a weekly, monthly, or annual salary basis, regardless of the number of the Participant's Hours of Service (including zero), including a Participant who receives payments during an internal search period or external search and out placement period in accordance with the Company's policy on work force adjustment. Any such salaried employee of a Company on a Leave of Absence shall be considered an Employee, but any employee receiving from a Company only a pension, severance pay, retainer, or professional fee shall not be an Employee for purposes of the Plan. A person who acts as a director of a Company or an Associated Company (but who is not an employee of such Company or an Associated Company) or an employee of a Company who is a nonresident alien who receives no earned income from U.S. sources shall not be considered an Employee. A person who is an Employee shall be credited with Periods of Service for purposes of
Article 2 on the basis of the such person's years and months of elapsed time as an employee of a Company or an Associated Company. Any employee of a Company who is paid on an hourly paid basis shall not be an Employee for purpose of the Plan. Employees shall include leased employees if required under Section 414(n) of the Code.

         1.18 Employment shall mean the Period of Service during which an individual is an Employee.

         1.19 Employment Date shall mean the date an Employee first performs or first again performs an Hour of Service.

         1.20 Entry Date shall mean the initial date an Employee in Employment on or after the Effective Date commences participation in the Plan and shall be determined in accordance with Section 2.1.

         1.21 ERISA shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, including any regulations issued pursuant thereto.




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         1.22  Family  Member  shall  mean with  respect to any  Employee,  such
Employee's spouse and lineal ascendants or descendants and the spouse of such lineal ascendants or descendants.

         1.23 Highly Compensated Employee shall mean any Employee who (a) was a 5-percent owner at any time during the year or the preceding year, or (b) for the preceding year, received compensation in excess of $80,000 and was in the top 20 percent of Employees when ranked on the basis of compensation paid during such preceding year.

         Compensation for purposes of this Section 1.23 shall mean compensation as defined in Code Section 415(c)(3). Such $80,000 amount described above shall be adjusted at the same time and in the same manner as under Code Section 415(d).

         1.24 Hour of Service shall mean each hour for which a person is directly or indirectly paid or entitled to payment by a Company or an Associated Company (a) for the performance of duties or (b) on account of a period of time during which no duties are performed because of a vacation, holiday or Leave of Absence or (c) for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by a Company or an Associated Company. Each such hour shall be determined in accordance with Department of Labor Regulations 2530.200b-2(b) and (c).

         1.25 Leave of Absence shall mean an absence, with or without compensation from which an employee shall have returned or may return to performing duties for the employee's employer and which is approved by the employee's employer, such as an absence for service with governmental agencies, illness, accident, disability (but not Permanent Disability), temporary layoff, educational purposes, jury duty, maternity or paternity leave of absence, other personal leaves of absence or a military leave of absence (which means absence for service in the Armed Forces of the United States during time of war or a declared national emergency, provided the employee left the Participant's employer directly to enter into the Armed Forces and returns directly to employment with the Participant's employer during the period in which the Participant's employment rights are protected by law).

         A Leave of Absence shall be granted in a nondiscriminatory manner to all Employees similarly situated, but except as provided in Section 1.25 and except for illness, accident, disability, or military absence, a leave of absence shall not exceed two years' duration.

         1.26 Matched Contribution shall mean a semi-monthly contribution made with respect to or by a Participant pursuant to Section 3.1. A Matched Contribution shall entitle the Participant by whom or on whose behalf the contribution was made to a Matching Employer Contribution in amounts calculated as provided in Section 3.3.

         1.27 Matching Employer Contribution shall mean the semi-monthly contribution made by a Company in accordance with Section 3.3 for the benefit of a Participant who has made a before-tax or after- tax Matched Contribution pursuant to Section 3.1.

         1.28 Nonhighly Compensated Employee shall mean an Employee who is not a Highly Compensated Employee.



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         1.29  Normal  Retirement  Date  shall  mean the  first day of the month coincident with or next following the Participant's 65th birthday.

         1.30 Participant shall mean a person who commenced participation in the Plan in accordance with Section 2.1 and who at the relevant point in time owns at least one Account in the Plan with a balance greater than zero.

         1.31 Period of Participation shall mean the number of years and months (expressed as a fraction of a year) of an Employee's participation in the Plan as an Active Participant. A month's Period of Participation is counted for each calendar month that Matched Contributions to the Plan are made with respect to a Participant and in which the Active Participant is credited with at least one Hour of Service.

         1.32 Period of Service shall mean, except as provided hereafter in this
Section 1.32, the period of elapsed time which begins on the Employee's Employment Date and ends as of such Employee's Severance from Service Date. Any period of employment while an ineligible employee of a Company or Associated Company shall count in determining an Employee's Period of Service.

         (a) In the case of a Participant who is absent from work for maternity or paternity reasons, the 12- month period between the first and second anniversaries of the first date of such absence shall not be considered to be a Period of Service. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence (i) by reason of the pregnancy of the Participant, (ii) by reason of the birth of a child of the Participant,
(iii) by reason of the placement of a child with the Participant in connection with the Participant in connection with the adoption of the child by such Participant, or (iv) for purposes of caring for such child for a period beginning immediately following such placement.

         (b) For the purposes of Article II of the Plan, if an Employee performs an Hour of Service with the Company or an Associated Company within 12 months after the Employee quits, retires or is discharged, such Period of Severance shall be considered a Period of Service. If a Participant who is absent for a different reason quits, retires, or is discharged during such absence and thereafter performs an Hour of Service with the Company or an Associated Company within 12 months after the first day of the Employee's absence, such Period of Severance shall be considered a Period of Service.

         1.33  Period  of  Severance  shall  mean  a  period   commencing  on  a
Participant's Severance from Service Date and ending on the Participant's subsequent Employment Date.

         1.34 Permanent Disability or Permanently Disabled shall mean a physical or mental condition of a Participant which renders the Participant unfit to perform the duties of the Participant's Employment, as evidenced by the Participant's receiving from the Social Security Administration Office a certificate of disability award, and/or the Participant's receiving disability income payments under the Company's long- term disability program.

         1.35 Plan shall mean the Savings Incentive Plan as set forth in this document and as it may be amended from time to time.

         1.36 Plan Year shall mean the period commencing on the Effective Date and ending on


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December 31, 1983 and,  thereafter,  each  12-month  period  commencing  on each
January 1.

         1.37 Rollover Amount shall mean all or a portion of any rollover amount or rollover contribution consisting of cash or Company Stock described in (a) Sections 402(c) or 403(a)(4) of the Code (relating to certain distributions from an employee's trust, or an employee annuity described in Section 401(a) or 403(a) of the Code), or (b) Section 408(d)(3) of the Code (relating to certain distributions from an individual retirement account or an individual retirement annuity).


         For purposes of this Plan, any Rollover Amount shall be deemed an unmatched non-elective contribution to the Plan and the contribution must be made no later than 60 days following the date in which the Participant receives the distributable amount.

         1.38 Severance from Service Date shall mean, except as provided hereafter in this Section 1.38, the earlier of (a) the date the Participant quits, retires, is discharged or dies, or (b) the first anniversary of the first date of absence for any other reason.


          In the case of a Participant who is absent from work for maternity or paternity reasons, the Severance from Service Date shall be the second anniversary of the first date of such absence. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence (c) by reason of the pregnancy of the Participant, (d) by reason of the birth of the child of the Participant, (e) by reason of the placement of a child with the Participant in connection with the adoption of the child by such Participant, or
(f) for purposes of caring for such child for a period beginning immediately following such placement. In such case, the Committee may require certification from the Participant that the leave was taken for one of the reasons enumerated in this paragraph.

         1.39 Spouse shall mean the wife or husband of a covered Employee under the Plan who is legally married to the Employee at the time of the Employee's Severance from Service Date.

         1.40 Termination of Employment shall mean an Employee's termination of Employment, whether voluntary or involuntary, for any reason, including, without limitation, approval to receive long-term disability payments.

         1.41 Trust shall mean the trust established or maintained under the Trust Agreement.

         1.42 Trust Agreement shall mean the agreement between Summit Bancorp., as the principal Company acting on behalf of any Company that adopts the Plan, and the Trustee for the administration of the Trust Fund, including any amendments to said agreement.

         1.43 Trustee shall mean Summit Bancorp. or any successor Trustee as appointed by the Board.

         1.44 Trust Fund shall mean all monies and property paid or delivered to, and accepted by, the Trustee pursuant to the Trust Agreement and the Plan, and all investments made therewith and proceeds thereof and all earnings and profits thereon, less the payments made by the Trustee as authorized in the Trust Agreement.

         1.45 Unmatched Contribution shall mean a semi-monthly contribution made with respect to or by a Participant pursuant to Section 3.2. An Unmatched Contribution shall not entitle the Participant by whom or on whose behalf the contribution was made to a Matching Employer Contribution.

         1.46 Unless the context clearly indicates otherwise, the use of the singular shall include the plural.

                                    ARTICLE 2
                     PARTICIPATION, SERVICE AND REEMPLOYMENT

               2.1 Participation. Each Employee who completes a Period of Service of at least 12 months after the Effective Date may elect to become a Participant by submitting to the Committee an enrollment agreement in the form prescribed by the Committee (the "Enrollment Agreement") which elects a Matched Contribution of at least 1% and is otherwise properly completed. Effective March 1, 1999, each Employee who completes a Period of Service of at least three (3) months after the Effective Date may elect to become a Participant by submitting to the Committee an Enrollment Agreement which elects a Matched Contribution of at least 1% and is otherwise properly completed. (Until such Employee completes a Period of Service of at least 12 months, such Employee shall be referred to in
Section 3.3 and 3.16 of the Plan as a "Limited Participant.") (Where before-tax contributions are authorized, the Enrollment Agreement shall function as a salary deferral authorization. Where after-tax contributions are authorized, the Enrollment Agreement shall function as a payroll deduction authorization.) Such employee shall become a Participant as of the pay date next following the 6th day of a calendar month, if the Committee receives a properly completed Enrollment Agreement from the Employee by the 6th day of such calendar month, or the pay date next following the 21st day of a calendar month, if the Committee receives a properly completed Enrollment Agreement from the Employee by the 21st day of such calendar month. Enrollment Agreements received after the 21st day of a given calendar month will be deemed received by the 6th day of the following calendar month. The Committee shall make provision for the Participant to designate the Participant's Beneficiary on the Enrollment Agreement.

               2.2 Active Participants Who Become Ineligible. An Active Participant who for whatever reason becomes ineligible for continued participation in the Plan as an Active Participant shall remain a Participant in the Plan for as long as the Participant is employed by a Company or an Associated Company, subject to the following provisions:

               (a) During any such period of ineligibility, no contributions to the Plan will be made by or with respect to the employee, and the Participant's Period of Participation (as defined in Article 1) shall not increase during such period, except as otherwise provided in subsection (c), below.

               (b) The Participant shall be eligible to make withdrawals from the Plan pursuant to Article 8 while the Participant is employed by a Company or Associated Company and, upon the Participant's incurring a Severance from Service Date, shall be eligible to receive a distribution of the value of the Participant's Accounts, subject to the further provisions of Article 7.

               (c) If the Participant again becomes eligible to participate in the Plan as an Active Participant, then, subject to the Participant's having satisfied the conditions of Section 2.1, the Participant may again become an Active Participant in the manner and as of the date provided for in Section 2.1. In no event, however, shall makeup contributions for the period the Participant was an ineligible employee be permitted.

         2.3 Reemployment After a Period of Severance. Any former Participant who is reemployed as an Employee after a Period of Severance shall be eligible to recommence participation in the Plan. A former Participant may recommence participation in the Plan in the manner and as of the date provided for in
Section 2.1. The Period of Service and Period of Participation credited to the former Participant before the Participant's Severance from Service Date shall be restored to the Participant if the Participant's Period of Severance was shorter than five (5) years.

         2.4  Interactive Telephone System.

               (a) The Committee may in its discretion utilize a toll-free "voice response" system (a "VRS") for use in administering the Plan. In the event the Committee institutes a VRS, it may specify that the VRS is to be a supplemental or the exclusive means for Participants to effect the following transactions:

                      (i)  enrollment  (to the  extent  otherwise  permitted  by
                      Section 2.1), including initial contribution percentage elections made in accordance with Sections 3.1 and 3.2 and initial investment directions given in accordance with
                      Section 4.1, all of which shall be effective as provided in Section 2.1. Authorizations of before-tax contributions over the VRS by a Participant shall function as and constitute such Participant's salary deferral authorization and authorizations of after-tax contributions over the VRS by a Participant shall function as and constitute such Participant's payroll deduction authorization;

                      (ii) changes in percentage of contributions, in accordance with, and effective as provided in, Section 3.4;

                      (iii) suspensions and resumptions in contributions, in accordance with, and effective as provided in, Section 3.5;

                      (iv) obtaining the necessary forms to make rollovers into the Plan, as provided in Section 3.9;

                      (v) changes in investment directions, in accordance with, and effective as provided in, Section 4.1;

                      (vi) changes in sub-fund allocations and transfers between sub-funds, in accordance with, and effective as provided in, Section 4.3;

                      (vii) withdrawals not requiring Committee approval;

                      (viii) loans, in accordance with Article 9;

                      (ix) voluntary  distributions,  in accordance with Section
                      7.2 and effective as provided in Section 7.11.

         (b) Notwithstanding the references to forms or other written documentation in the Sections referred to in subsection (a) above, no forms or written documentation shall be required of a Participant using the VRS to authorize any transaction described in subsection (a) above; provided, however, that Participants authorizing transactions through the VRS shall be obligated to complete any and all forms or written documentation delivered to them by the Committee to effectuate the transactions so authorized, including without limitation beneficiary and change of beneficiary forms, direct rollover election forms, notes evidencing loans and forms that may be required by state or federal governmental authorities. In the event the Committee receives conflicting instructions with respect to any of the transactions described above, the last instruction received in the applicable time period shall be the instruction the Committee is authorized to act upon. In the event the Committee institutes the VRS and specifies that the VRS shall be the exclusive means of authorizing a transaction described above, no forms or written documentation shall be permitted or accepted by the Committee to authorize such transactions.

         (c) In addition to the authorizations of transactions described in subsection (a) above, the Committee may authorize individuals administering the Plan on its behalf to use the VRS in any manner which the Committee in its discretion deems beneficial to the administration of the Plan or beneficial to Participants or Employees.

         (d) The use of the VRS by an Employee for initial enrollment in the Plan or by a Participant for subsequent transactions under the Plan shall function as and constitute an authorization with the same force and effect as if such action was authorized pursuant to a writing signed by the Employee or Participant.

         (e) Participants shall receive written confirmation of each VRS transaction as soon as practicable after the telephone call requesting the relevant transaction.

                                    ARTICLE 3
                   SAVINGS CONTRIBUTIONS AND ROLLOVER AMOUNTS


         3.1 Matched Contributions. As a Matched Contribution to the Plan, Participants and employees eligible to become Participants may elect, by properly completing the appropriate form specified by the Committee, to have 1%, 2%, 3%, 4%, 5% or 6% of their Earnings contributed to their Matched Contribution Account in the Plan. Matched Contributions may be made on a "before-tax" basis, on a "after-tax" basis or in any whole- number combination of the two. Where a before-tax basis is elected, the contribution is considered a "reduction" in the Participant's Earnings, the Company is deemed to make the contribution, and the amount of the reduction is exempt from current Federal income tax and the current income tax of some states. Where an after-tax basis is elected, the contributed is considered an authorized deduction from the Participant's Earnings and the amount of the deduction is subject to all current income taxes. The Board may approve changes in the rate of Matched Contributions to the Plan (in whole percentages of 1%) to be applied to all Participants in a uniform non-discriminatory manner. Matched Contributions shall be adjusted automatically to reflect increases or decreases in a Participant's Earnings as of the day on which such increases or decreases become effective. In no event shall the Matched Contribution percentages or amounts exceed the maximum contribution limits allowed under the Code, or any regulations issued thereunder.

         3.2 Unmatched Contributions. Except as provided otherwise in Section 3.12, participants and employees eligible to become Participants who have elected to have a Matched Contribution of 6% made to the Plan may further elect, by properly completing the appropriate form specified by the Committee, to have an additional 1%, 2%, 3%, 4%, 5%, 6%, 7%, 8% or 9% of their Earnings contributed to their Unmatched Contribution Account in the Plan. Participants may elect to have these "Unmatched Contributions" made on a before-tax or after-tax basis or any whole-number combination of the two. Where a before-tax basis is elected, the contribution is considered a "reduction" in the Participant's Earnings, the Company is deemed to make the contribution, and the amount of the reduction is exempt from current Federal income tax and the current income tax of some states. Where an after-tax basis is elected, the contribution is considered an authorized deduction from the Participant's Earnings and the amount of the deduction is subject to all current income taxes. Subject to the maximum limits of the Code, and any regulations issued thereunder, the Board may approve other Unmatched Contributions to the Plan (in whole percentages of 1%). Unmatched Contributions shall be adjusted automatically to reflect increases or decreases in the Participant's Earnings as of the day on which such increases or decreases become effective.

               Further, without regard to the limitations in the preceding paragraph, any undistributed amount from the Participant's "Voluntary Account" under the Summit Bancorp. Profit Sharing Plan as was in effect on June 30, 1983 was credited as of July 1, 1983 to the Participant's Unmatched Contribution
Account and the account balances so credited to the Unmatched Contribution Account shall be maintained and invested as if they were after-tax Unmatched Contributions.

         3.3 Matching Employer Contributions. Each Company, with respect to each of its Active Participants during any pay period, out of its current and accumulated earnings and profits, shall contribute to the Trust Fund for that pay period its Matching Employer Contribution. Such Matching Employer Contributions shall, until such time as the Board may authorize any change, be in an amount equal to 100% of the first 3% of salary reduction constituting the Participant's Matched Contributions and 50% of the next 3% of salary reduction constituting the Participant's Matched Contribution made by Active Participants employed by that Company pursuant to Section 3.1. Any such change authorized by the Board shall be made on a uniform and non- discriminatory basis with respect to all Participants of a Company. Notwithstanding any other provision of the Plan to the contrary, a Limited Participant shall be ineligible to receive a Matching Employer Contribution under the Plan.

               Any Company or Associated Company that is part of Summit Bancorp. or an affiliated group under Section 1504 of the Code, in its sole discretion, may make Matching Employer Contributions in any Plan Year on behalf of any such other Company to the extent that such other Company is prevented from making a contribution which it would otherwise have made under the Plan for such Plan Year by reason of having no current and accumulated earnings and profits or because such earnings and profits are less than the contribution it would otherwise have made. Any such contributions shall be deemed for all purposes other than deductibility under the Code to have been made by the Company employing the Participants benefiting from the contribution.

         3.4 Change in Percentage of Contributions. The percentages of Earnings elected on appropriate forms with respect to Matched Contributions and Unmatched Contributions, if any, will continue in effect until a Severance from Service Date or until a Participant changes the percentages by properly completing and filing the appropriate form with the Committee. Such change in the applicable percentages shall become effective as of the pay date next following the 6th day of a calendar month, if the request is made by the 6th day of such calendar month, or the pay date next following the 21st day of a calendar month, if the request is made by the 21st day of such calendar month. Requests made after the 21st day of a given calendar month shall be deemed made by the 6th day of the following calendar month.

         3.5 Suspensions and Contribution Resumptions. A Participant, by giving notice to the Committee on the form prescribed by the Committee, may elect to suspend Matched Contributions and Unmatched Contributions or resume Matched Contributions and Unmatched Contributions following a suspension. Such suspension or contribution resumption shall become effective as of the pay date next following the 6th day of a calendar month, if the request is made by the 6th day of such calendar month, or the pay date next following the 21st day of a calendar month, if the request is made by the 21st day of such calendar month. Requests made after the 21st day of a given calendar month shall be deemed made by the 6th day of the following calendar month. During a suspension no Matching Employer Contributions will be made with respect to the Participant who elected the suspension.

         3.6  Before-Tax Contribution Limitations.

               (a) With respect to any Plan Year the Actual Deferral Percentage for eligible Employees who are Highly Compensated Employees shall not exceed the greater of

                      (i) the Actual Deferral Percentage for the eligible Employees who are Nonhighly Compensated Employees for the Plan Year multiplied by 1.25, or

                      (ii) the Actual Deferral Percentage for the eligible Employees who are Nonhighly Compensated Employees for the Plan Year multiplied by 2, provided, however, that the Actual Deferral Percentage for the eligible Employees who are Highly Compensated Employees may not exceed the Actual Deferral Percentage for the eligible Employees who are Nonhighly Compensated Employees by more than two (2) percentage points or such lesser amount as the Secretary of the Treasury shall prescribe to prevent the multiple use of this alternative limitation with respect to any Highly Compensated Employee.

               (b) Notwithstanding subparagraphs (a)(i) and (ii) above, if this Plan does not satisfy both the one hundred twenty-five percent (125%) test set forth in subparagraph (a)(i) above, and the one hundred twenty- five percent (125%) test set forth in Section 3.7(a)(i) below, and one or more Highly Compensated Employees of the Company are eligible to participate in this Plan and any other qualified plan maintained by the Company which is subject to
Section 401(m) of the Code (other than an employee stock ownership plan as defined in Section 4975(e) of the Code), the following shall apply: The sum of the Actual Deferral Percentage of the Highly Compensated Employees under this Plan and the Contribution Percentage of Highly Compensated Employees under this Plan and any other qualified plans maintained by the Company subject to Section 401(m) of the Code (other than employee stock ownership plans as defined in Section 4975(e) of the Code) shall not exceed the greater of the following:

               (i) (1)1.25 multiplied by the greater of: (A) the Actual Deferral Percentage of the Nonhighly Compensated Employees under this Plan; or (B) the Contribution Percentage of the Nonhighly Compensated Employees under this Plan and any other qualified plan maintained by the Company subject to Section 401(m) of the Code (other than an employee stock ownership plan as defined in Section 4975(e) of the Code); and

               (2) Two (2) plus the lesser of: (A) subparagraph (1)(A); or (B) subparagraph (1)(B) above; or

               (ii) the sum of:

               (1)1.25 multiplied by the lesser of: (A) the Actual Deferral Percentage of the Nonhighly Compensated Employees under this Plan; or (B) the Contribution Percentage of the Nonhighly Compensated Employees under this Plan and any other qualified plan maintained by the Company subject to Section 401(m) of the Code (other than an employee stock ownership plan as defined in Section 4975(e) of the Code); and

               (2) Two (2) plus the greater of: (A) subparagraph (b)(i)(1)(A); or (B) subparagraph (b)(i)(2)(B) above.

               In the event this Plan exceeds the limitation of this  subsection
(b), the Actual Deferral Percentage or the Contribution Percentage shall be corrected by reducing the "Excess Contributions" of affected Highly Compensated Employees in accordance with Section 3.13 or 3.14 hereof. For these purposes, a Highly Compensated Employee's Excess Contributions shall be determined in the following manner: First, the Actual Deferral Ratio of the Highly Compensated Employee with the highest Actual Deferral Ratio is reduced to the extent necessary to satisfy the Actual Deferral Percentage test or cause such ratio to equal the Actual Deferral Ratio of the Highly Compensated Employee with the next highest ratio. Second, this process is repeated until the Actual Deferral Percentage test is satisfied (the "leveling method"). The amount of Excess Contributions for a Highly Compensated Employee is then equal to the total of elective and other contributions taken into account for the Actual Deferral Percentage test minus the product of the Employee's reduced deferral ratio as determined above and the Employee's compensation.

               For purposes of applying the limitations of this subsection (b), the Actual Deferral Percentage shall be determined after adjustment under
Section 3.13 and the Contribution Percentage shall be determined after adjustment under Section 3.14.

                (c) The Actual Deferral Percentage for a specified group of eligible Employees for a Plan Year is the average of the ratios (calculated separately for each eligible Employee in such group) of (i) the amount of the Unmatched and Matched Contributions for such Plan Year to (ii) each eligible Employee's Compensation for such Plan Year.

               (d) For purposes of this Section 3.6, the Actual Deferral Percentage for any eligible Employee who is a Highly Compensated Employee for the Plan Year and who is eligible to have Unmatched and Matched Contributions allocated to his account under two or more plans or arrangements described in
Section 401(k) of the Code that are maintained by the Company shall be determined as if all such Unmatched and Matched Contributions were made under a single arrangement.

               (e) For purposes of determining the Actual Deferral Percentage of a Participant who is a Highly Compensated Employee, the Unmatched and Matched Contribution and Compensation of such Participant shall include the Unmatched and Matched Contributions and Compensation of Family Members, and such Family Members shall be disregarded in determining the Actual Deferral Percentage for Participants who are Nonhighly Compensated Employees.

               (f) The determination and treatment of the Unmatched and Matched Contributions and Actual Deferral Percentage of any Participant shall satisfy
Section 401(k)(3) of the Code and Section 1.401(k)-1(b) of the Treasury's Proposed Regulations, and such other requirements as may be prescribed by the Secretary of the Treasury.

               3.7 Matching Employer and After-Tax Contribution Limitations. (a) With respect to any Plan Year the Contribution Percentage for eligible Employees who are Highly Compensated Employees shall not exceed the greater of

                      (i) the Contribution Percentage for the eligible Employees who are Nonhighly Compensated Employees for the Plan Year multiplied by 1.25, or

                      (ii) the Contribution Percentage for the eligible Employees who are Nonhighly Compensated Employees for the Plan Year multiplied by 2, provided, however, that the Contribution Percentage for the eligible Employees who are Highly Compensated Employees may not exceed the Contribution Percentage for the eligible Employees who are Nonhighly Compensated Employees by more than two (2) percentage points or such lesser amount as the Secretary of the Treasury shall prescribe to prevent the multiple use of this alternative limitation with respect to any Highly Compensated Employee.

               (b) Notwithstanding subparagraphs (a)(i) and (ii) above, if this Plan does not satisfy both the one hundred twenty-five percent (125%) test set forth in subparagraph (a)(i) above, and one or more Highly Compensated Employees of the Company are eligible to participate in this Plan and any other qualified plan maintained by the Company which is subject to Section 401(m) of the Code (other than an employee stock ownership plan as defined in Section 4975(e) of the
Code), the following shall apply: The sum of the Actual Deferral Percentage of the Highly Compensated Employees under this Plan and the Contribution Percentage of the Highly Compensated Employees under this Plan and any other qualified plans maintained by the Company subject to Section 401(m) of the Code (other than employee stock ownership plans as defined in Section 4975(e) of the Code) shall not exceed the greater of the following:

                         (i) (1) 1.25 multipled by the greater of: (A) the Actual Deferral Percentage of the Nonhighly Compensated Employees under this Plan; or (B) the Contribution Percentage of the Nonhighly Compensated Employees under this Plan and any other qualified plan maintained by the Company subject to Section 401(m) of the Code (other than an employee stock ownership plan as defined in Section 4975(e) of the Code); and

                             (2) Two (2) plus the lesser  of:  (A)  subparagraph
                          (1)(A); or (B) subparagraph (1)(B) above; or

                         (ii) the sum of:

                             (1) 1.25 multipled by the lesser of: (A) the Actual
                          Deferral Percentage of the Nonhighly Compensated Employees under this Plan; or (B) the Contribution Percentage of the Nonhighly Compensated Employees under this Plan and any other qualified plan maintained by the Company subject to Section 401(m) of the Code (other than an employee stock ownership plan as defined in Section 4975(e) of the Code); and

                             (B) Two (2) plus the greater  of: (A)  subparagraph
                          (b)(1)(i); or (B) subparagraph (b)(1)(ii) above.

          In the event this Plan exceeds the limitation of this subsection (b), the Actual Deferral Percentage or the Contribution Percentage shall be reduced in accordance with Section 3.13 or 3.14 hereof.

               (c) The Contribution Percentage for a specified group of eligible Employees for a Plan Year is the average of the ratios (calculated separately for each eligible Employee in such group) of (i) the amount of the sum of Matching Employer Contributions, Unmatched and Matched Contributions of the Plan for such Plan Year to (ii) each eligible Employee's Compensation for such Plan Year.

               (d) For purposes of this Section 3.7, if two or more plans of the Company to which Matching Employer Contributions, Unmatched and Matched Contributions are made, are treated as one plan for purposes of Code Section 410(b), such plans shall be treated as one plan for purposes of this Section
3.7. In addition, if a Highly Compensated Employee participates in two or more plans described in Code Section 401(a) or arrangements described in Code Section 401(k) which are maintained by the Company to which such contributions are made, all such contributions shall be aggregated for purposes of this Section 3.7.

               (e) The Contribution Percentage for a Highly Compensated Employee shall be determined by including Matching Employer Contributions, Unmatched and Matched Contributions and Compensation of Family Members.

               (f) For purposes of this Section 3.7 and Section 3.14, Highly Compensated Employees and Nonhighly Compensated Employees shall include any Employee eligible to have Matching Contributions, Unmatched and Matched Contributions allocated to his Account for the Plan Year.

               (g)  The   determination   and  treatment  of  the   Contribution
Percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

         3.8 Remittance of Contributions. Subject to the provisions of Section 18 hereof, Matched, Unmatched and Matching Employer Contributions made pursuant to Sections 3.1, 3.2 and 3.3 will be remitted to the Trustee on the pay date the contributions are made unless that day is not a Business Day in which case the contributions will be remitted on the next Business Day. Deductions made pursuant to Sections 3.1 and 3.2 and a Company's Matching Employer Contributions shall be invested in accordance with the provisions found in Article 4. Contributions may be made in cash or, to the extent necessary to fund the Company Stock Fund (Sub-Fund B), in shares of Company Stock. For the purposes of fixing the amount of contributions made in Company Stock, such stock shall be valued by the Company in the manner set forth in Section 5.1(b)(i).

         3.9 Rollover Amounts. Upon an Employee's request, the Committee, in its discretion, may permit the Employee to contribute a Rollover Amount to the Trust Fund. The Employee's request shall set forth the amount of cash and number of shares of Company Stock to be contributed and a statement, satisfactory to the Committee, that the contribution constitutes a Rollover Amount as defined in
Article 1. Any Rollover Amount shall be credited to a Rollover Account established for the Employee making the Contribution. Such contribution does not attract a Matching Employer Contribution. Further, any undistributed amount from a Participant's "Regular Account" under the Summit Bancorp. Profit Sharing Plan as in effect on June 30, 1983 was credited to the Participant's Rollover Account and the account balances so credited to the Rollover Account shall be maintained and invested as if they were a Rollover Amount from another qualified retirement plan. Any Rollover Amount consisting of Company Stock shall be contributed automatically to the Company Stock Fund (as hereinafter defined).

         3.10 Prior Plan Accounts. The terms and provisions of the savings, profit sharing or similar plans of certain subsidiaries of Summit Bancorp. provided that certain amounts contributed to such plans and the investment earnings thereon could not be withdrawn from such plans during the employment of the participant. Upon the merger of the assets of such plans with the assets of the Plan, amounts subject to such restriction were placed in Prior Plan Accounts for the affected Participants. Amounts in a Prior Plan Account may not be withdrawn by a Participant while the Participant is employed by a Company or an Associated Company. Amounts in a Prior Plan Account will be distributed in accordance with Article 7.

         3.11 Nonreversion. The Plan is created for the exclusive benefit of Participants and their Beneficiaries. Except as provided in subclauses (a) and
(b) below, at no time prior to the satisfaction of all liabilities under the Plan with respect to Participants and their Beneficiaries shall any Matching Employer Contribution or before-tax Matched and Unmatched Contributions to the Plan or any assets of the Trust Fund ever revert to or be used by a Company.

               (a) In the case of a contribution that is made by a mistake of fact, a Company may direct the return to it of such contribution within one year after the payment of the contribution.

               (b) Contributions by a Company are conditioned upon qualification of the Plan under Section 401 of the Code and the deductibility of each such contribution under Section 404 of the Code, and a Company may direct the return to it of any contribution made to the Plan within one year of a final denial of qualification of the Plan under the Code, or a disallowance of a deduction for the contribution.

         3.12 Contribution Restrictions. In order to lessen the likelihood that the contribution limitations set by Sections 3.6 and 3.7 will be exceeded in any Plan Year, and notwithstanding Section 3.2 herein, the Committee may in its discretion reduce the percentage of Earnings that highly compensated Participants may contribute to the Plan as Unmatched Contributions. The Committee may designate the highly compensated Participants to be subject to the restriction in this Section 3.12 in any manner it deems reasonable and it may reduce the maximum percentage of Earnings contributable as Unmatched Contributions by such Participants to any percentage deemed consistent with the purpose of this Section 3.12.

         3.13 Return of Unmatched and Matched Contributions. If the Actual Deferral Percentage as set forth in Section 3.6 for Highly Compensated Employees exceeds the amount permitted under Section 3.6, then the Administrator shall, prior to the close of the Plan Year following the Plan Year for which any Excess Contributions were made, return any excess amount to such Highly Compensated Employees in accordance with requirements prescribed by the Secretary of the Treasury and in accordance with the following:

               (a) In the case of a Highly Compensated Employee whose Actual Deferral Percentage is determined under the family aggregation rules of Code
Section 414(q)(6) because the Employee is either a five- percent owner or one of the 10 most highly compensated Employees, the determination and correction of Excess Contributions shall be made as follows: The Actual Deferral Percentage is reduced in accordance with the "leveling method" described in Section 3.6(b) and the Excess Contributions for Family Members are allocated among the Family Members in proportion to the Matched and Unmatched Contributions of each Family Member that have been combined to determine the Actual Deferral Percentage.

               (b) The amount of Excess Contributions to be distributed shall be reduced by any excess deferrals previously distributed to the Employee for the taxable year ending in the same Plan Year in accordance with Code Section 402(g)(2), and excess deferrals to be distributed for a taxable year will be reduced by Excess Contributions previously distributed for the Plan Year beginning in such taxable year.

               (c) The distribution of Excess Contributions will include the income allocable thereto. Income allocable to Excess Contributions shall be equal to the sum of the allocable gain or loss for the Plan Year and the period between the end of the Plan Year and the date of distribution (the "Gap Period").

         Income allocable to Excess Contributions for the Plan Year shall be determined by multiplying the income for the Plan Year allocable to Matched and Unmatched Contributions by a fraction. The numerator of the fraction is the Excess Contributions for the applicable Employee for the Plan Year. The denominator of the fraction is equal to the sum of:

               (i) The total Account balance of the Employee attributable to Matched and Unmatched Contributions as of the beginning of the Plan Year; plus

               (ii) The Employee's Matched and Unmatched Contributions for the Plan Year.

         Income on Excess Contributions for the Gap Period is equal to 10 percent of the income allocable to Excess Contributions for the Plan Year (calculated in accordance with the preceding paragraph) multiplied by the number of calendar months that have elapsed since the end of the Plan Year.

         The income allocable to Excess Contributions includes income for the Plan Year for which the Excess Contributions were made.

         3.14 Adjustment for Excessive Contribution Percentage. (a) In the event that the Contribution Percentage for Highly Compensated Employees exceeds the Contribution Percentage for Nonhighly Compensated Employees by more than the permitted amount as provided in Section 3.7(a), the Administrator (on or before the end of the Plan Year following the Plan Year for which the Contribution Percentage is exceeded) shall direct the Trustee to distribute to the Highly Compensated Employees the amount of Excess Aggregate Contributions (and any income allocable to such contributions). Such distribution shall be made by reducing the Contribution Percentage of the Highly Compensated Employee with the highest Contribution Percentage by the amount required to cause the Employee's Contribution Percentage to equal the Contribution Percentage of the Highly Compensated Employee with the next highest Contribution Percentage; and this process (the "leveling method") is repeated until the Contribution Percentage test, described in Section 3.7 hereof, is satisfied. If there is a loss allocable to such excess amount, the distribution shall in no event be less than the lesser of the Participant's Account attributable to Matching Employer Contributions, Matched and Unmatched Contributions or the Matching Employer Contributions, Matched and Unmatched Contributions for the Plan Year. Any adjustments under this Section 3.14 shall be made in accordance with requirements prescribed by the Secretary of the Treasury.

               (b)  For  purposes  of  this  Section  3.14,   "Excess  Aggregate
Contributions" means, for any Plan Year, the excess of:

               (i) the aggregate amount of contributions pursuant to Sections 3.7(b)(i) and 3.7(d) actually made on behalf of the Highly Compensated Employees for such Plan Year, over

               (ii) the maximum amount of such contributions permitted under the limitations of Section 3.7.

               (c)  The   determination  of  the  amount  of  "Excess  Aggregate
Contributions" with respect to any Plan Year shall be made after determining the excess annual allocations pursuant to Section 3.6(a).

               (d) In the case of a Highly Compensated Employee whose Contribution Percentage is determined under the family aggregation rules of Code
Section 414(a)(6) because the Employee is either a five- percent owner or one of the 10 most highly compensated Employees, the determination and correction of Excess Aggregate Contributions shall be made as follows: the Contribution Percentage is reduced in accordance with the "leveling method" described in subsection (a) above and the Excess Aggregate Contributions for Family Members are allocated among the Family Members in proportion to any Employee and Matching Employer Contributions of each Family Member that have been combined to determine the Contribution Percentage.

               (e) Income allocable to Excess Aggregate Contributions shall be equal to the sum of the allocable gain or loss for the Plan Year and the period between the end of the Plan Year and the date of distribution (the "Gap Period").

         Income allocable to Excess Aggregate Contributions for the Plan Year shall be determined by multiplying the income for the Plan Year allocable to Employee and Matching Employer Contributions by a fraction. The numerator of the fraction is the Excess Aggregate Contributions for the applicable Employee for the Plan Year. The denominator of the fraction is equal to the sum of:

               (i) The total Account balance of the Employee attributable to Employee and Matching Employer Contributions as of the beginning of the Plan Year; plus

               (ii) The Employee's Employee and Matching Employer Contributions for the Plan Year.

         Income on Excess Aggregate Contributions for the Gap Period is equal to 10 percent of the income allocable to Excess Aggregate Contributions for the Plan Year (calculated in accordance with the preceding paragraph) multiplied by the number of calendar months that have elapsed since the end of the Plan Year.

         The income allocable to Excess Aggregate Contributions includes income for the Plan Year for which the Excess Aggregate Contributions were made.

         3.15 Effective January 1, 1999, with respect to the Participants in the Plan other than the Limited Participants, the Plan shall satisfy the requirements of the safe harbor provisions, as such requirements are prescribed by the Secretary of the Treasury, of the Actual Deferral Percentage ("ADP") test and the Actual Contribution Percentage ("ACP") test as an alternative to performing and satisfying the actual ADP test and the ACP test.

         3.16 Effective January 1, 1999, the term "Participant" or "Employee" in Sections 3.6, 3.7, 3.12, 3.13 and 3.14 of the Plan shall be replaced with the term "Limited Participant."

                                    ARTICLE 4
                           INVESTMENT OF CONTRIBUTIONS


         4.1 Investment of Contributions. Each Participant will direct, at the time the Participant submits an Enrollment Agreement, how contributions to the Plan in each of the following separate categories shall be collectively invested: (1) before-tax Matched and Unmatched Contributions, (2) after-tax Matched and Unmatched Contributions, (3) an amount equal to 75% of each Matching Employer Contribution and (4) Rollover Amounts and amounts in a Prior Plan Account (all such contributions to the Plan are sometimes collectively referred to as the "Discretionary Account"). Participants shall direct that contributions to the Discretionary Account be invested in one or more of the following investment funds:

               (a) Diversified Equity Fund (Sub-Fund A) - shall be invested primarily in common stocks, but may include other equity equivalent type investments permitted by the Trust Agreement, and may also include temporary cash holdings or short-term fixed income investments as permitted by the Trust Agreement.

               (b) Summit Bancorp. Stock Fund (hereinafter referred to as the "Company Stock Fund") (Sub- Fund B) - shall be invested in Company Stock, but may include temporary cash holdings or short-term fixed income investments as permitted by the Trust Agreement. Such stock shall be purchased from Summit Bancorp. or from other sources, provided that (i) if Summit Bancorp. issues to its shareholders warrants or rights for the purchase of Company Stock, the Trustee in its discretion may exercise any warrants or rights the Trustee may hold and (ii) Summit Bancorp. may, at its election, contribute newly issued or Treasury shares of Company Stock to the Trustee in lieu of an equivalent amount of cash, as provided in Section 3.8. Any Rollover Amount consisting of Company Stock shall be contributed automatically to the Company Stock Fund.

               (c) Fixed Income Fund (Sub-Fund C) - shall be invested primarily in all types of fixed income investments permitted by the Trust Agreement, but may include temporary cash holdings.

               (d) Money Market Fund (Sub-Fund D) - shall be invested in a money market fund, as permitted by the Trust Agreement, but may include temporary cash holdings.

               (e) S&P 500 Index Fund (Sub-Fund E) - shall be invested in an index fund which seeks to track the performance of the Standard and 500 Poors Composite Stock Price Index, but may also include temporary cash holdings or short-term fixed income investments as permitted by the Trust Agreement.

               (f) Aggressive Growth Fund (Sub-Fund F) - shall be invested primarily in common stocks of medium-sized growth companies, as permitted by the Trust Agreement but may also include temporary cash holdings or short-term fixed income investments, as permitted by the Trust Agreement.

               (g) International Equity Fund (Sub-Fund G) - shall be invested primarily in equity securities of issuers domiciled outside of the U.S., as permitted by the Trust Agreement, and may also include temporary cash holdings or short-term fixed income investments as permitted by the Trust Agreement.

         Dividends, interest, and other property received by the Trustee in respect of any investment fund shall be reinvested in the same investment fund with respect to which it was received.

          Investment directions with respect to the Discretionary Account, whether given on an Enrollment Agreement under this Section 4.1 or in connection with a change in investment directions pursuant to Section 4.2, must be given in multiples of 1% (1%, 2% 3% ..., etc.). Twenty-five percent (25%) of the Matching Employer Contribution made with respect to each participant must be invested in the Company Stock Fund (Sub-Fund B). In the event a participant directs the investment of a portion of his contributions into Company Stock, a corresponding percentage of the Matching Employer Contributions portion of the Discretionary Account will likewise be invested in the Company Stock Fund (Sub-Account B).

         4.2 Change in Current Investment Directions. Investment directions of a Participant applicable to current contributions entering the Plan shall continue in effect until changed by the Participant by properly completing and filing the appropriate form designated by the Committee. Such change shall become effective as of the paydate next following the 6th day of a calendar month, if the request is made by the 6th day of such calendar month, or the paydate next following the 21st day of a calendar month, if the request is made by the 21st day of such calendar month. Requests made after the 21st day of a given calendar month shall be deemed made by the 6th day of the following calendar month.

         4.3 Sub-Fund Reallocations and Sub-Fund Transfers. A Participant may change the way that the current values of past contributions to the
Discretionary Account are invested by making a sub-fund reallocation or a sub-fund transfer. A Participant shall effect a sub-fund reallocation by specifying on the appropriate form designated by the Committee percentages of the current value of the Discretionary Account which are to be invested in each sub-fund of the Plan. A Participant shall effect a sub-fund transfer by specifying (a) one or more sub-funds from which past contributions are to be removed and the percentages, in multiples of 1%, of the current value of past contributions in each such sub-fund to be so removed, and (b) one or more sub-funds into which the past contributions so removed are to be reinvested and the percentages, in multiples of 1%, of the past contributions so removed that are to be reinvested in each such sub-fund. A change in investment direction under this Section 4.3 will become effective as of the first Business Day on which the Committee receives the appropriate form properly completed, provided such form is received by 4:00 p.m. New Jersey Time on such Business Day. Forms received after 4:00 p.m. on any Business Day will be deemed received the following Business Day. For purposes of the foregoing, the current value of past contributions shall be determined as of the Accounting Date which coincides with the effective date of the transfer.

         Any Matching Employer Contribution required to be invested in the Company Stock Fund (Sub-Fund B), as provided in Section 4.1, may not be reallocated or transferred under this Section 4.3, except as provided in Section
4.5 hereof.

         Participants  may not  authorize  both a  sub-fund  reallocation  and a sub-fund transfer to become effective at the same time. In the event the Committee receives conflicting instructions with respect to sub-fund reallocations and sub-fund transfers, the last instruction received in the applicable time period shall be the instructions the Committee is authorized to act upon.

         4.4 Rights With Respect To Company Stock. Each Participant shall have, with respect to the Participant's interest in Company Stock held in the Company Stock Fund (Sub-Fund B), rights consistent with rights held by the Company's regular shareholders, including the right to direct the voting of such interests in all circumstances where the Company's regular shareholders would be entitled to vote Company Stock and the right to direct the tendering of such interests in all circumstances where the Company's regular shareholders would be entitled to tender Company Stock;
provided, however, that voting directions must be returned such that they are received by the Trustee at least 10 days before the date that proxies must be returned by shareholders of record and that tender directions must be returned such that they are received by the Trustee before expiration of the applicable tender offer period allowing for sufficient time to permit the Trustee to respond timely to the tender offer (shares for which directions are timely received are referred to in this Section 4.4 as "Directed Shares"). Participants' confidential directions with respect to their interests in the Company Stock shall be transmitted by the Participants directly to the Trustee or its agent for tabulation. In the event there are shares of Company Stock held in the Company Stock Fund (Sub-Fund B) for which directions have not been timely received ("Undirected Shares"): (a) the Trustee shall vote the Undirected Shares for, against or in abstention on a particular nomination or proposal in its discretion as a fiduciary, and (b) the Trustee shall take such action with respect to Undirected Shares as it determines appropriate in light of its obligation under ERISA to exercise the discretionary judgment of a fiduciary, and in so acting may either tender, not tender or tender a proportion of the Undirected Shares. In the event a Participant becomes entitled to vote or tender the Participant's interests in Company Stock held in the Company Stock Fund (Sub-Fund B), the Trustee shall send to Participants (a) a request for voting or tendering directions and (b) all information mailed to the Company's regular shareholders in connection with the vote or tender offer. The Trustee shall send the foregoing so as to permit Participants a reasonable period to respond timely to the request for directions.

         4.5 Diversification. An individual may elect, within 90 days after the close of the first Plan Year after the Plan Year within which he becomes a Qualified Participant and within 90 days of the close of each of the three succeeding Plan Years, to reallocate the investment of up to 25% of the value of his Company Stock Fund (Sub-Fund B) account attributable to Matching Employer Contributions (to the extent such value was not subject to a prior election pursuant to this Section) by making a sub-fund reallocation or sub-fund transfer. Such a Qualified Participant may also elect, within 90 days of the close of the Plan Year within which the last such election is offered, to reallocate the investment of up to 50% of the value of his Company Stock Fund (Sub-Fund B) account attributable to Matching Employer Contributions by making a sub-fund reallocation or sub-fund transfer. For purposes of this Section, a "Qualified Participant" shall mean an individual who (1) has been a Participant for ten years and (2) has attained at least age 55.

                                    ARTICLE 5
                         VALUATION OF TRUST AND ACCOUNTS


         5.1   Valuation of Accounts.

               (a) As of each Accounting Date the Committee shall cause the value of the Accounts of all Participants to be valued taking into account any withdrawals, distributions, income earned, and increases or decreases in the value due to the performance of the investment funds since the preceding Accounting Date.

               (b) In determining the net value of the assets of the Trust Fund, the Trustee shall determine the current value of the Company Stock Fund (Sub-Fund B) and assets other than cash, as follows:

               (i) Market price per share of a security on the Accounting Date shall be computed on the basis of the last reported sale price regular way or, in case no such reported sale takes place on such day, the average of the last reported bid and asked prices regular way, in either case on the composite transaction reporting system if available and if not available on the principal national securities exchange on which the security is admitted to trading or listed, or if not listed or admitted to trading on any national securities exchange, the average mean of the bid and asked prices in the over-the- counter market as reported by the National Association of Securities Dealers
               Automated Quotation System, or if not so reported, then as reported by the National Quotation Bureau Incorporated, or by any similar person furnishing such information.

               (ii) any other assets of the Trust Fund shall be valued at their fair market value as of the Accounting Date as determined by the Trustee.

         The Trustee's determination of the value of any asset shall be conclusive and binding upon the Company, the Committee, and all Participants and Beneficiaries. In making its determination of value, the Trustee may rely upon the opinion of any appraiser or other expert that it believes appropriate to consult.

         Because there is a lapse in time between an Accounting Date and the date on which Plan assets are actually sold or acquired in connection with sub-fund transfers under Article 4 or distributions from the Plan under Article 7, gains or losses due to price changes during such period may occur. These gains or losses shall be borne by the Plan and are spread among all Participants.

         5.2 Maintenance of Accounts. The Committee shall maintain a separate Matched Contribution Account, Matching Employer Contribution Account, and if, applicable, Unmatched Contribution Account, Prior Plan Account and Rollover Account for each Participant. These Accounts shall include amounts contributed under Section 3.1, 3.2, 3.3, 3.9 and 3.10 as adjusted under Section 5.1. All distributions to a Participant or the Participant's Beneficiary and all withdrawals paid to a Participant shall be charged against the Participant's appropriate Accounts.

         5.3 Statements. At least once each calendar year, the Committee shall furnish each Participant a written statement of the contributions made by the Participant and by the Participant's Company with respect to the Participant during the Plan Year and the value of each of the Participant's Accounts. Said statement shall contain such information as is necessary for the Participant to distinguish between before-tax and after-tax contributions and investment earnings or losses thereon.

                                    ARTICLE 6
                                     VESTING


         6.1 Vesting. Effective November 1, 1994, a Participant's interest in each of the Participant's Accounts shall be fully vested at all times; provided, however, that the Matching Employer Contribution Accounts of Participants with a Severance from Service Date prior to November 1, 1994 shall be subject to the forfeiture provisions under Article 7.

         6.2 Plan Amendment. If an amendment to the Plan directly or indirectly affects the computation of the vested percentage of a Participant's Account, or if the Plan is deemed to have been amended by a change to or from a Top-Heavy vesting schedule under Section 16.2, each Participant having three (3) or more Years of Service may elect to have his vested percentage computed without regard to such amendment or change. The period during which the election may be made shall begin on the date the Amendment is adopted or deemed to be made and shall end on the date which is sixty (60) days after the latest of the date on which:

               (a) the amendment is adopted;

               (b) the amendment becomes effective; or

               (c) the Participant is issued written notice of the amendment by the Company or the Committee.

                                    ARTICLE 7
                                  DISTRIBUTIONS


         7.1 Distribution on Death. If a Participant dies, the full value of the Participant's Accounts shall be distributed to the Participant's Beneficiary in a cash lump sum. The distribution to the beneficiary shall be made within 4 to 6 weeks of the date the Committee receives notice of the Participant's death, or as soon thereafter as practicable.

         7.2 Distribution on Other Severance. If a Participant's Severance from Service Date is for any reason other than the Participant's death, the Participant may elect, by properly completing the appropriate form specified by the Committee, to have the entire value of the Participant's Accounts distributed to the Participant pursuant to the method of payment chosen in accordance with Section 7.5; provided, however, that if the current value of the Participants' Accounts as of the Accounting Date provided for in Section 7.7(a) does not exceed $5,000, the entire value shall be distributed to the Participant in the method provided for at Section 7.5(a)(2). If the distribution is paid in installments and the Participant dies before all the installments to which the Participant is entitled are paid to the Participant, then the balance of the installments due shall be distributed to the Beneficiary in a cash lump sum.

         7.3 Forfeitures and Reinstatement of Forfeitures. If the Participant's Severance from Service Date is prior to November 1, 1994, the nonvested portion of the Participant's Matching Employer Contribution Account as of such Severance from Service Date, if any, shall be forfeited as of the earlier of (a) such Participant's receipt of a distribution of the entire vested portion of the Participant's benefit under the Plan, or (b) if no such distribution is made, upon the Participant's incurring a Period of Severance of at least five (5) years or, if greater, the aggregate number of years of Service before the Period of Severance, or (c) November 1, 1994. However, if such Participant returns to Employment, the Participant may reinstate the previously forfeited nonvested portion of the Participant's Matching Employer Contribution Account if and only if the Participant pays to the Plan before the fifth anniversary of the Participant's reemployment or the date of distribution, if earlier, an amount equal to the vested portion of the Participant's Matching Employer Contribution Account previously distributed to the Participant.

         7.4 Application of Forfeitures. Forfeitures under Section 7.3 or which occurred under the Collective Federal Savings Bank Employee Stock Ownership Plan prior to its merger into the Plan shall be applied to reduce future Matching Employer Contributions to the Plan or to pay the administrative expenses of the Plan not paid for under the Trust Agreement.

         7.5   Method of Distribution.

               (a) All distributions shall be made by one of the following methods at the election of the Participant on the form designated by the
Committee:

                      (i) a combination of:

                      (1) a lump sum payment in cash of the portion of the Participant's Accounts invested in Sub-Funds A, C, D, E, F and G, and

                      (2) a stock  certificate  for whole  shares  (and cash for fractional shares) of Company Stock owned by the Participant by virtue of having all or some portion of the Participant's Accounts invested in Sub-Fund B.

                      (ii) a lump sum payment in cash of the current value of all the Participant's Accounts, or

                      (iii) payments of cash in annual installments over a period selected by the Participant, from two to 15 years, unless payment in installments will commence after the Participant attains age 70 in which case the maximum period for this installment method will be 10 years.

               (b) In the event a Participant fails to select a method of payment for a distribution, the Participant shall receive the relevant distribution in the method provided for in Section 7.5(a)(ii); provided, however, that if the current value of the Participant's Accounts as of the Accounting Date provided for in Section 7.7(a) is greater than $5,000, then the distribution may not be made prior to the Participant's attaining age 65 without the Participant's consent.

         7.6 Required Distribution Commencement Dates. (a) Unless a Participant otherwise elects, a Participant's distribution shall commence no later than 60 days after the close of the Plan Year (i) in which the Participant attains the Participant's 65th birthday, (ii) in which occurs the 10th anniversary of the year in which the Participant commenced Plan participation, or (iii) in which the Participant incurs a termination of Employment, whichever is last.

               (b) Anything elsewhere in this Plan to the contrary notwithstanding, unless the Participant is a current employee of the Company the entire nonforfeitable interest of each Participant shall be either (i) distributed to the Participant not later than the Participant's Required Beginning Date, or (ii) distributed to or for the benefit of, the Participant, or to, or for the benefit of, the Participant and the Participant's Beneficiary in installments beginning not later than the Participant's Required Beginning Date and continuing, in accordance with such regulations as the Secretary of the Treasury may prescribe, over a period certain not extending beyond the life expectancy of the Participant and the Participant's Beneficiary. For the purpose of the foregoing sentence, the Participant's Required Beginning Date shall be April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2. If distribution in installments of a Participant's nonforfeitable interest has begun in accordance herewith, and the Participant dies before the entire nonforfeitable interest has been distributed to the Participant, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of the Participant's death. If a Participant dies before distribution in installments of the Participant's nonforfeitable interest has begun, the entire nonforfeitable interest shall be distributed within five years after the death of the Participant, except such portion thereof as shall be payable in installments to, or for the benefit of, the Participant's Beneficiary, beginning not later than one year after the date of the Participant's death and continuing, in accordance with such regulations as the Secretary of the Treasury may prescribe, over a period certain not extending beyond the life expectancy of the Beneficiary; provided, however, that if the Participant's surviving spouse is the Participant's Beneficiary, the date on which the distributions are required to begin shall not be earlier than the date on which the Participant would have attained age 70 1/2, and, if the surviving spouse dies before the distributions to the surviving spouse begin, this paragraph shall be applied as if the surviving spouse were the participant.

          7.7 Valuation. (a) Where one of the methods of distribution set forth at Sections 7.5(a)(i) and (ii) has been selected by a Participant, the current value of the Participant's Accounts for purposes of the distribution shall be the value of such Accounts as of the Accounting Date coincident with the effective date of the distribution as set forth under Section 7.11, unless the distribution of the Participant's Accounts is being deferred or is required before the Participant's Severance from Service Date, in which case subsection
(c) shall apply.

               (b) Where the method of distribution provided for at Section 7.5(a)(iii) has been selected by a Participant, the Participant shall also be entitled to select, subject to any applicable restrictions contained elsewhere in the Plan, the Accounting Date as of which the current value of such Participant's Account shall be determined for purposes of the first installment, provided that such Accounting Date is coincident with the last Business Day of the given calendar month. Each successive Accounting Date which is the anniversary of such Accounting Date shall be the Accounting Date used for purposes of each successive installment. Until installment distributions shall have reduced the balance in all of a Participant's Accounts to zero, the Participant's Accounts shall be invested according to the investment directions last selected by the Participant either in accordance with Section 4.1 or 4.3. The amount of each installment shall be an amount equal to the current value of the Participant's Accounts as of the relevant Accounting Date divided by the number of installments remaining to be paid to the particular Participant, including the installment for which the particular calculation is being made. No Participant or former Participant shall be entitled to receive interest, dividends or other income on the cash paid in an installment distribution between the installment's relevant Accounting Date and the date the Participant or former Participant receives the installment distribution.

               (c) Where a distribution of a Participant's Accounts has been deferred and applicable law subsequently requires the distribution to be made or the Participant subsequently elects to receive the distribution, or where a Participant's Required Beginning Date precedes that Participant's Severance from Service Date, the current value of the Participant's Accounts for purposes of a distribution under Sections 7.5(a)(i) or (ii) or the first installment of a distribution under Section 7.5(a)(iii) shall be valued as of the Accounting Date coincident with or first following, as appropriate, the Required Beginning Date or the date the Participant elects to receive the distribution. In the event of a deferral, and until the Accounting Date provided for in the first sentence of this subsection (c) shall have occurred, a Participant's Accounts shall be invested according to the investment directions last selected by the Participant in accordance with Section 4.1 or 4.3; where the method of distribution provided for in Section 7.5(a)(iii) has been selected the third sentence of subsection
(b) above shall apply to the Participant's Accounts after the above-mentioned Accounting Date. Where a distribution following a period of deferral is made under the method of distribution provided for in Section 7.5(a)(iii), the current value of the Participant's Accounts for purposes of the second through final installments shall be valued as of the Accounting Date which is the anniversary Accounting Date of the Accounting Date used for purposes of the first installment and the amount of an installment shall be calculated in accordance with the fourth sentence of subsection (b) above. The last sentences of subsections (a) and (b) above shall apply to distributions under this subsection (c).

               (d) Distributions, whether lump sum payments of cash and stock pursuant to Section 7.5(a)(i), lump sum payments of cash pursuant to Section 7.5(a)(ii) or installments pursuant to Section 7.5(a)(iii), shall be made within 1 to 2 weeks of the relevant Accounting Date for the distribution, or as soon thereafter as practicable.

         7.8 Proof of Death and Right of Beneficiary. The Committee may require and rely upon such proof of death of the Participant and such other evidence of the right of any Beneficiary to receive the distributable amount of a deceased Participant's Accounts as the Committee may deem proper, and its determination of death and of the right of such Beneficiary to receive payment shall be conclusive and binding on all persons.

         7.9 Undeliverable Distributions. In the event a check or stock certificate, or both, representing a distribution is returned to the Company as undeliverable at the last known address of a former Participant, an account shall be established in Sub-Fund D in the name of the former Participant and the following rules shall apply: (a) the amount represented by a returned check shall be credited to such account as of the first day of the month which follows the month in which the check is returned as undeliverable; and (b) shares represented by a returned stock certificate shall be purchased by the Trust for Sub-Fund B on the first occasion following return of the stock certificate that the Trust purchases Company Stock for Sub-Fund B from Summit Bancorp. The Trust shall pay for said shares the same price that the Trust pays Summit Bancorp. for the balance of shares purchased for Sub-Fund B on that occasion. The proceeds of the sale shall be credited to the account in Sub- Fund D created for the former Participant.

         7.10 Interest and Dividends on Distributions. Participants shall be entitled to receive interest on cash sums representing a distribution pursuant to this Article 7 during the period commencing on the day immediately following the relevant Accounting Date for the particular distribution and ending on the day immediately preceding the date that the distribution is made. The rate of interest to be so paid shall be determined by the Committee in its sole discretion. Participants shall also be entitled to receive an amount of cash equal to the dividends declared on Company Stock representing a distribution pursuant to Section 7.5(a)(ii) where the record date for such declared dividend occurs after the Accounting Date for the particular distribution but before the date that share certificates representing the aforesaid Company Stock are registered in the Participant's name.

         7.11 Effectiveness of Voluntary Distributions. Requests for distributions made pursuant to Section 7.2 shall be made by properly completing and filing the appropriate form with the Committee. Such distributions will become effective as of the pay date next following the 6th day of a calendar month, if the request is made by the 6th day of such calendar month, or the pay date next following the 21st day of a calendar month, if the request is made by the 21st day of such calendar month. Requests made after the 21st day of a given calendar month shall be deemed made by the 6th day of the following calendar month. Upon the effectiveness of a distribution request, the current value of the Participant's Accounts for purposes of the distribution shall be determined in accordance with Section 7.7.

         7.12 Direct Rollovers This Section 7.12 applies to all distributions made on or after January 1, 1993.

               (a) Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section 7.12, a distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

               (b) The following definitions shall apply to this Section 7.12:

               (i) Eligible rollover distribution: An eligible rollover distribution is any distribution of all or any portion of the balance to the Account of the distributee under the Plan, except that an eligible rollover distribution does not include: (1) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's Beneficiary, or for a specified period of ten years or more; (2) any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and (3) the portion of a distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

               (ii) Eligible retirement plan: An eligible retirement plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

               (iii) Distributee: A distributee includes a Participant or former Participant. In addition, the Participant's or former Participant's surviving spouse and the Participant's or former Participant's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributed with regard to the interest of the spouse or former spouse.

               (iv) Direct rollover: A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

                                    ARTICLE 8
                         WITHDRAWALS WHILE IN EMPLOYMENT


         8.1   Order of Withdrawal from Accounts.

               (a) Subject to the further provisions of Article 8, an Active Participant, or a Participant who is an ineligible employee subject to Section 2.2, may make withdrawals from the Plan. Withdrawals shall always be made from Participant's Accounts in the following order; provided, however, that a Participant may determine the order in which withdrawals will occur from Levels 1, 2, and 3:

               (i) Level 1 - Current value of after-tax contributions to the Participant's Unmatched Contribution Account.

               (ii) Level 2 - Accounts at Level 1 together with the current value of after-tax contributions to the Participant's Matched Contribution Account.

               (iii) Level 3 - Accounts at Level 2 together with the current value of the Participant's Rollover Accounts.

               (iv) Level 4 - Accounts at Level 3 together with the current value of the Participant's Matching Employer Contribution Account; provided, however, that if the Participant requesting the withdrawal has participated in the Plan for less than five years, then the Participant shall be permitted to withdraw from the Participant's Matching Employer Contribution Account the current value of the Participant's entire Matching Contribution Account minus Matching Employer Contributions made for the benefit of such Participant during the 24 months preceding the effective date of the withdrawal. Notwithstanding the foregoing, under no circumstances may any Matching Employer Contributions made on Participant Matched Contributions contributed to the Plan after December 31, 1998 be withdrawn from the Plan pursuant to this Article 8, by a Participant who has not attained age 59 1/2.

               (v) Level 5 - Accounts at Level 4 together with (1) if there is determined to be a hardship in accordance with Section 8.4 hereof, the fixed amount which represents the current value as of December 31, 1988 of before-tax contributions to the Participant's Unmatched Contribution Account and Matched Contribution Account made on or before December 31, 1988 plus the amount which represents before-tax contributions to the
               Participant's Unmatched Contribution Account and Matched Contribution Account made after December 31, 1988, or (2) if the Participant has attained age 59 1/2, the current value of before-tax contributions to the Participant's Unmatched Contribution Account and Matched Contribution Account.

               (b) "Current value" for purposes of the Plan means the value, determined as of the valuation date made applicable to a specific Plan transaction or activity by another provision of the Plan, of particular contributions made to the Plan together with the net investment earnings thereon, all as reduced by distributions, withdrawals or loans made with respect to particular contributions and net earnings thereon.

         8.2 Directing the Calculation of Withdrawn Amounts. Each Participant shall be permitted to withdraw only the value of that particular Participant's Accounts, subject to the further provisions of this Article 8. A Participant shall indicate the amount to be withdrawn in one of the following ways: (a) a specified dollar amount, or (b) the maximum amount available for withdrawal in the Participant's Accounts.

         8.3   Restrictions; Limitations; Penalties.

               (a)  A  withdrawal  by  a  Participant  of  any  or  all  of  the
Participant's Matching Employer Contribution Account or the current value of before-tax or after-tax contributions to the Participant's Matched Contribution Account shall result in a suspension of Matching Employer Contribution made for the benefit of that Participant for a period commencing on the first pay period ending after the effective date of the withdrawal. Matching Employer Contributions shall recommence following a suspension as of the first pay period ending in the month which follows by four calendar months the month in which the withdrawal became effective.

               (b) Following a withdrawal no suspension or other waiting period is required by a Participant prior to requesting another withdrawal.

               (c) Where a Participant's Accounts are invested in more than one Sub-Fund, any withdrawal requested by such a Participant shall be deemed a request that funds be withdrawn from all Sub-Funds on a pro rata basis.

               (d) A Participant may withdraw no less than the lesser of (i) the current value of the Participant's Accounts (not including the current value of the Participant's before-tax Matched and Unmatched Contributions) or (ii) $500, unless the withdrawal is a hardship withdrawal pursuant to Section 8.4 of this Plan.

         8.4 Hardship Withdrawals. In the event a Participant who has not attained age 59 1/2 requests a withdrawal which would require a withdrawal of any or all of the current value of before-tax contributions to the Participant's Matched or Unmatched Contribution Accounts, the request must be reviewed by the Committee. The Committee shall approve such a request for withdrawal if the Participant meets the requirements of (a) and (b) below:

               (a) Deemed immediate and heavy financial need. A Participant may make a withdrawal from his or her before-tax Matched or Unmatched Contribution Accounts if the Participant is deemed to have an immediate and heavy financial need. The Committee's determination of whether the Participant is deemed to have an immediate and heavy financial need shall be made solely on the basis of evidence furnished by the Participant.

               A distribution is deemed to be on account of an immediate and heavy financial need of the Participant only if the distribution is for:

               (i) expenses for medical care described in Code Section 213(d) previously incurred by the Participant, his or her spouse or any of his or her dependents (as defined in Code Section 152) or necessary for these persons to obtain such medical care;

               (ii) costs directly related to the purchase of a principal residence of the Participant (excluding mortgage payments);

               (iii) the payment of tuition, related educational fees and room and board expenses for the next 12 months of post-secondary education for the Participant or his or her spouse, children or dependents (as defined in Code Section 152); or

               (iv)   payments   necessary   to  prevent  the  eviction  of  the
               Participant from his or her principal residence or foreclosure on the mortgage on that principal residence.

               (b) Distribution deemed necessary to satisfy financial need. The distribution is deemed necessary to satisfy an immediate and heavy financial need of a Participant only if all of the following requirements are satisfied:

               (i) The distribution is not in excess of the amount of the immediate and heavy financial need of the Participant. The amount of an immediate and heavy financial need may include any amounts necessary to pay any federal, state, or local income taxes or penalties reasonably anticipated to result from the distribution.

               (ii) The Participant has obtained all other distributions (other than hardship distributions) and all nontaxable (at the time of the loan) loans currently available under the Plan and all other plans maintained by the Company.

               (iii) The Plan and any other plan maintained by the Company will limit the Participant's before-tax Matched and Unmatched Contributions for the calendar year immediately following the calendar year of the hardship distribution to the applicable limit under Code Section 402(g) for such next calendar year, less the amount of such contributions made on behalf of the Participant for the calendar year of the hardship distribution.

               (iv) The Participant is prohibited from making a Matched or Unmatched Contribution to the Plan or any other plan maintained by the Company (including a stock purchase plan and any other plan set forth in Reg. Section 1.401(k)-1(d)(2)(iv)(B)(4)) for the 12-month period beginning with the date the Participant receives the distribution.

         As soon as practicable after the Committee's determination that a deemed immediate and heavy financial need exists with respect to the Participant, the Administrator will direct the Trustee to pay to the Participant the amount necessary to meet the need created by the hardship (but not in excess of the value of the vested portion of the Participant's Accounts).

         In no event may a hardship withdrawal be made from a Participant's Matching Contribution Account.

               (c) After-tax Withdrawals. A request for a withdrawal by a Participant which would not require a withdrawal of some or all of the current value of before-tax contributions to the Participant's Matched or Unmatched Contribution Account need not be reviewed or approved by the Committee.

         8.5 Procedures; Effective Dates; Payment. To make a withdrawal, a Participant must request such by properly completing and filing with the Committee the form designated by the Committee together with supporting documents, if required. Requests for withdrawals will be effective as of the pay date next following the 6th day of a calendar month, if the request is made by the 6th day of such calendar month, or the pay date next following the 21st day of a calendar month, if the request is made by the 21st day of such calendar month. Requests made after the 21st day of a given calendar month shall be deemed made by the 6th day of the following calendar month. For purposes of this
Article 8, the value of a Participant's Accounts, where the determination of such is necessary, shall be the value determined as of the effective date of the withdrawal.

                                    ARTICLE 9
                                      LOANS


         9.1 Availability of Loans. A Participant may apply to the Committee for a loan under this Plan. The Committee may approve loans to Participants in a uniform and non-discriminatory manner. Upon receipt of a Participant's application and approval thereof, the Committee shall instruct the Trustee to make a loan to such Participant if such loan meets the requirements of Section
9.2. Notwithstanding the foregoing, the Committee shall not make a loan to a Participant who has requested such if on the date the loan is to be made the Participant (a) is not an Employee, or (b) is an Employee on a Leave of Absence.

         9.2 Loan Requirements. A loan shall not be made to a Participant pursuant to this Article 9 unless such loan, when added to the outstanding balance of all other loans from the Plan:

               (a)       Is equal to or greater than $1,000;

               (b) Does not exceed the least of (i) $50,000, reduced by the excess (if any) of - (A) the highest outstanding balance of loans from the Plan during the 1-year period ending on the day before the date on which such loan is made, over (B) the outstanding balance of loans from the Plan on the date on which such loan is made, or (ii) fifty percent (50%) of the current value (determined by reference to the most recent Account valuation available at the time of the Participant's loan application) of the Participant's Accounts. In the event an application of the foregoing formula results in a maximum loan amount determined by clause (ii) and if in the opinion of the Committee the current value of the Participant's Accounts as of the date of the loan application has decreased more than minimally from the current value used for purposes of the foregoing formula, the Committee may in its discretion cause the maximum loan amount to be determined by using where appropriate in clause (ii) a current value as of the date of the loan application rather than the date as presently set forth in said clause. For purposes of clause (ii), the current value of the Participant's Accounts shall be determined without regard to any accumulated deductible employee contributions as defined in Section 7(o)(5)(B) of the Code.

               (c) Is exempt from the tax imposed by Section 4975 of the Code by reason of Section 4975(d)(1) of the Code;

               (d) Is adequately secured by (i) a portion of the Participant's Accounts, and/or (ii) such other or additional security as the Committee may in its sole discretion require;

               (e) Bears interest, payable periodically as determined by the Committee to the Trust Fund or to such account or accounts in the Trust Fund as the Committee shall determine and at such rate as the Committee shall determine.

               (f) Is, by its terms, required (i) to be amortized in level payments made at least quarterly by means of payroll deduction over the term of the loan (or, if payroll deduction ceases to be available with respect to a particular borrower, by other means deemed appropriate by the Committee), and
(ii) to be repaid upon the earlier of the date the Participant's employment terminates, the date of the Participant's death, or the expiration of a fixed term of not more than five years; provided, however, that the Committee may extend the five year term in the case of loans used to acquire, construct, reconstruct or substantially rehabilitate any dwelling unit which within a reasonable time is to be used (determined at the time the loan is made) as the principal residence of the Participant. In no event may a loan be amortized in payments occurring less than quarterly.

               (g) Is made pursuant to a promissory note to be executed by the Participant, on a form containing such terms and provisions as the Committee shall in its sole discretion determine;

               (h) Satisfies the requirements of Section 408(b)(1) of ERISA and the Department of Labor's regulations promulgated thereunder;

               (i) Is made in accordance with specific provisions set out by the Committee; and

               (j) Meets such other requirements as the Committee may set.

         9.3  Default.  If any loan  granted to a  Participant  pursuant to this
Article 9 or any scheduled amortized repayment is not repaid on the date required under Section 9.2(f), the Committee may, without prior notice to the Participant, direct the Trustee to, to the extent permitted by law, sell, redeem or otherwise dispose of such collateral as the Participant has given for the loan and apply the proceeds thereto to the repayment of the loan. Notwithstanding the foregoing, loan repayments will be suspended under this Plan as permitted under Section 414(u)(4) of the Code.

         9.4 Status of Participant.  If a Participant receives a loan under this
Article 9, his status as a Participant in the Plan and his rights with respect to his Plan benefits shall not be affected, except to the extent that the Participant has used his interest in his Account Balance as security for the loan, pursuant to Section 9.2.

         9.5   Prepayments and Restrictions Regarding Additional Loans.

               (a) Partial prepayment of loans shall not be permitted.

               (b) The Committee shall not make a loan if the Participant submitting the request for the loan owes principal or interest under more than one previous loan made pursuant to this Article 9. The Committee may make a loan if the Participant submitting the request for the loan owes principal or interest under one previous loan made pursuant to this Article 9 provided that
(i) the requested second loan satisfies the requirements set forth herein at Sections 9.2(a) and (c) through (f), (ii) the principal amount of the requested second loan, together with the remaining outstanding principal of the previous existing loan, does not exceed the amount limitation imposed by Section 9.2(b) herein.

               (c) Portions of a Participant's Accounts subject to the security interest provided for at Section 9.2(d) shall not be available for withdrawal pursuant to Article 8 of the Plan.

         9.6   Source of Loan Proceeds.

               (a) The cash to satisfy requests for loans shall be obtained by withdrawing assets from the

Accounts of the Participant who requested the loan in the following order:

               First - The current value of before-tax contributions to the Participant's Matched and Unmatched Contribution Accounts.

               Second - The current value of contributions in the Participant's Matching Employer Contribution Account.

               Third - The current value of after-tax contributions to the Participant's Matched and Unmatched Contribution Accounts.

               Fourth - The Participant's Rollover Account.

               (b) Where a Participant's Accounts are invested in more than one Sub-Fund, any loan requested by such Participant shall be deemed a request that funds be withdrawn from all Sub-Funds on a pro rata basis.

                                   ARTICLE 10
                              OPERATION OF THE PLAN


         10.1 Administrator. The Administrator of the Plan is the Committee.

         10.2 Fiduciaries. The fiduciaries, who shall have authority to control and manage the operation and administration of the Plan, are as follows:

               (a) Summit Bancorp.;

               (b) The Board and the Committee, which shall have the authority and duties specified in Article 10 hereof; and

               (c) The Trustee, which shall have the authority and duties specified in the Plan and Trust Agreement.

         10.3 Actions of Fiduciaries. Any fiduciary with respect to the Plan:

               (a) may serve in more than one fiduciary capacity with respect to the Plan;

               (b) may employ one or more persons to render advice or to perform a service with regard to or to carry out any responsibility that such fiduciary has under the Plan; and

               (c) may rely upon any direction, information, or action of any other fiduciary, acting within the scope of its responsibilities under the Plan, as being proper under the Plan.

         10.4 Procedures for Plan Operation.

               (a) The adoption, amendment, and termination of the Plan and appointment of certain fiduciaries to carry out the operation and administration of the Plan shall be the responsibility of the Board. The procedures for amending and terminating the Plan and for appointing such fiduciaries are set forth in Articles 10 through 14.

               (b) The responsibilities of Summit Bancorp., the Board, the Committee, and the Trustee for the operation and administration of the Plan and Trust Agreement are allocated among them by virtue of the several Articles of this Plan and the Trust Agreement, wherein their respective duties are specified.

               (c) Each fiduciary shall have only such authority and duties as are specifically given to it under the Plan and the Trust Agreement, and shall be responsible for the proper exercise of its own authority and duties, and shall not be responsible for any act or failure to act of any other fiduciary.

               (d) The basis upon which payments are to be made to the Plan and from the Plan are set forth in Articles 3 through 11 of the Plan.

         10.5 Funding Policy. The funding policy under the Plan, and the procedures for carrying out such policy and method, shall be in accordance with Articles 3, 4 and 10.

         10.6 Assets in Trust. Except as otherwise permitted under the Plan all assets of the Plan shall be held in trust by the Trustee who upon acceptance of such office shall have exclusive authority and discretion to manage and control the assets of the Plan, subject to the terms of the Plan and Trust Agreement. Subject to the terms of the Trust Agreement, the Trustee may be empowered to enter into an insurance contract with an insurance company to provide for the investment of all or a portion of the investment funds described in Article 4 of the Plan.

         10.7 Expenses. The reasonable expenses incident to the operation of the Plan; fees for professional services with respect to the Plan and the costs of such other technical or clerical assistance as may be required shall be paid out of the Trust Fund, to the extent not paid for by a Company.

                                   ARTICLE 11
                               PLAN ADMINISTRATION


         11.1 Administration of the Plan. The administration of the Plan shall be vested in the Board and the Committee. The Board shall be responsible for the executive functions of the Plan's administration. The Committee shall be responsible for the regular day-to-day administration of the Plan and shall be made up of at least 3 persons who shall be appointed by the Board. The Committee members may include persons who are not Participants in the Plan. The Committee members shall elect a chairman, who need not be a Participant, and shall appoint a secretary who need not be a Participant or a member of the Committee. The Board may remove or replace any member of the Committee at any time in its sole discretion, and any Committee member may resign by delivering a written resignation to the Board, which resignation shall become effective upon its delivery or at any later date specified therein. If at any time there shall be a vacancy in the membership of the Committee the remaining member or members of the Committee shall continue to act until such vacancy is filled by an individual appointed by the Board.

         11.2 Action by the Committee. The Committee shall hold meetings upon such notice, at such notice, at such place or places, and at such times as its members may from time to time determine. A majority of its members at the time in office shall constitute a quorum for the transaction of business. All actions taken by the Committee at any meeting shall be by vote of the majority of its members present in person or by means of conference telephone or any means of communication by which all persons participating in the meeting are able to hear each other at such meeting, except that the Committee also may act without a meeting by a consent signed by a majority of its members. Any member of the Committee who is a Participant in the Plan shall not vote on any question relating exclusively to himself.

         11.3 Rules and Regulations. Subject to the terms of the Plan, the Committee may from time to time adopt such by-laws, rules, and regulations as the Committee shall deem appropriate for the administration of the Plan and for the conduct and transaction of its business and affairs.

         11.4 Powers of the Board. The Board shall have such powers as may be necessary to discharge its duties under the Plan, including the power:

               (a) to receive and review the periodic audit of the Plan made by a Certified Public Accountant where mandated by ERISA;

               (b) to review the investment policy of the Trustee from time to time;

               (c) to receive and review periodic accountings of the Trustee;

               (d) to engage another independent investment manager or managers and such other professional advisor or advisors as it may deem necessary or desirable;

               (e) to receive and review  periodic  reports from the  Committee;
and

               (f) to review any Committee matters for which the Committee desires such a review.

         11.5 Powers of the Committee. The Committee shall have such powers as may be necessary to discharge its duties under the Plan, including the power:

               (a) in its sole discretion, to interpret and construe the Plan, to determine all questions with regard to Employment, eligibility, service, Earnings, withdrawals, distributions, and such other factual matters as date of birth and similarly related matters for the purpose of the Plan. The Committee's determination of all questions arising under the Plan shall be conclusive upon all Participants, the Board, the Company, the Trustee, and other interested parties;

               (b) to prescribe procedures to be followed by Participants and Beneficiaries filling applications for benefits;

               (c)  to  prepare  and  distribute  to  Participants   information
explaining the Plan;

               (d) to appoint or employ individuals to assist in the administration of the Plan (including a third-party administrator) and any other agents it deems advisable, including counsel, accountants and clerical service as they may require in carrying out the provisions of the Plan and applicable law;

               (e) to instruct the Trustee to make disbursements pursuant to the Plan;

               (f) to receive and review reports of disbursements from the Trust Fund made by the Trustee;

               (g) to appoint from their number such committees with such powers as they shall determine, and to authorize one or more of their number to exercise any of the Committee's powers, ministerial or discretionary, necessary to carry out the provisions of the Plan;

               (h) to require from the Trustee written accountings, and such other information as the Committee may request from time to time, in accordance with the Trust Agreement; and

               (i) to request reports and information from the Trustee.

             The Committee shall have no power to add to, subtract from, or modify any of the terms of the Plan, or to change or add to any benefits provided by the Plan, or to waive or fail to apply any requirements for eligibility for a benefit under the Plan.

         11.6 Information from Participants. Each Participant shall be required to furnish to the Committee, in the form prescribed by it, such personal data, affidavits, authorizations to obtain information, and other information as such Committee may deem appropriate for the proper administration of the plan.

         11.7 Records. The Committee and the third-party administrator shall keep accurate records and minutes of its own proceedings and actions. The Committee shall prepare, or cause to be prepared, such periodic reports to the U.S. Labor Department and the Internal Revenue Service as may be required pursuant to ERISA. The Committee shall prepare a report annually with respect to its operations for the preceding year and shall deliver a copy thereof to the Board.

         11.8 Authority to Act. The Committee may authorize one or more of its members, officers, or agents to sign on its behalf any of the instructions, directions, notifications, or communications to the Trustee, and the Trustee may conclusively rely thereon and the information contained herein.

         11.9 Liability for Acts. No member of the Committee, a member of the Board, nor the Trustee shall be personally liable for any error or omission or commission unless such error results from gross negligence, willful misconduct, or lack of good faith; nor shall any person be personally liable for any act of gross negligence, willful misconduct, or lack of good faith of any other fiduciary member or any other fiduciary, to the fullest extent permissible by law.

         11.10 Compensation and Expenses. Unless authorized by the Board, a member or officer of the Committee shall not be compensated for his service, but shall be reimbursed for reasonable expenses incident to the performance of such service.

         11.11 Indemnity. All Directors, officers, employees of a Company (including members of the Committee) shall be indemnified by the Company to the fullest extent permitted by the by-laws of the Company. The Trustee, its officers and employees, shall also be indemnified by the Company against any and all liabilities arising by reason of any act or failure to act made in good faith pursuant to the provision of the Plan or Trust Agreement, including expenses reasonably incurred in the defense of any claim relating thereto.

         11.12  Claims Procedure.

               (a) Any claim for payment of benefits under the Plan shall be made in writing to the Committee. If any claim for benefits is wholly or partially denied, the Committee shall, within 90 days after receipt of the claim:

               (i) notify the claimant, in writing, of such denial, setting forth the specific reasons therefor; and

               (ii) afford such claimant a reasonable opportunity for a full and fair review of the decision denying the claim.

               (b) Notice of such denial shall set forth, in addition to the specific reasons for the denial, the following:

               (i) reference to pertinent provisions of the Plan;

               (ii) such additional material or information as may be necessary to perfect the claim, along with an explanation of why such material or information is necessary.

               (iii) an explanation of the claims review procedure;

               (iv) advice that such claimant or the claimant's authorized representative may request the opportunity to review pertinent plan documents and submit a statement of issues and comments.

               (c) Within 60 days following advise of denial of a claim, upon request made by any claimant for a review of such denial, the Committee shall take appropriate steps to review its decision in light of any further information or comments submitted by such claimant. The Committee shall be empowered to hold a hearing at which such claimant or the claimant's authorized representative shall be entitled to present the basis for the claim for review.

               (d) The Committee shall render a decision within 60 days after claimant's request for review (which may be extended to 120 days if circumstances so require provided written notice of such extension is furnished to the claimant prior to the commencement of such extension) and shall advise claimant in writing of its decision on such review, specifying its reasons and identifying appropriate provisions of the Plan.

         11.13 Standard of Review of Committee Decisions. In addition to any other powers granted in the Plan to the Committee, the Committee shall have discretionary authority to determine whether and to what extent participants and beneficiaries are entitled to benefits, and to construe disputed or doubtful Plan terms. The Committee shall be deemed to have properly exercised such authority unless they have abused their discretion under the Plan by acting arbitrarily and capriciously.

                                   ARTICLE 12
                                    THE TRUST


         12.1 Trust Agreement. Each Company has entered or will enter into a Trust Agreement with the Trustee, and the Trustee shall receive the contributions to the Trust Fund paid over by each Company pursuant to the Plan and shall hold, invest, reinvest, and distribute each investment fund in accordance with the terms and provisions of the Trust Agreement. Summit Bancorp. may, by action of the Board, remove any Trustee and appoint any successor Trustee. The Trust Agreement may provide that the Trust Fund thereunder may be used to fund this Plan and other qualified plans maintained by any Company or any Associated Company which meet the requirements of Section 401(a) of the Code.

                                   ARTICLE 13
                              AMENDMENT OF THE PLAN


         13.1 Amendment of Plan. (a) The Board of Directors shall have the right at any time, subject to the limitations hereinafter provided, to amend in whole or in part any or all provisions of the Plan.

               (b) The Benefits Committee of the Company shall also have the right to amend the Plan in any respect to the extent that the annual cost of any such amendments to the Plan adopted during any Plan Year by the Committee, determined without regard to the effective date of such amendments, does not exceed Two Hundred Fifty Thousand Dollars ($250,000). In addition, the Benefits Committee may also amend the Plan to the extent required (i) to accomodate the merger into the plan of, or the transfer of assets to the Plan from, the defined contribution plan of a company acquired by the Company (provided however, that amendments to or actions taken in the administration or operation of such plans shall be subject to the first sentence of this subsection), (ii) to include as eligible Employees under the Plan any individuals who become Employees as the result of an acquisition by the Company, and to establish the terms of such eligibility, and (iii) to make changes to the Plan necessary to comply with any changes in law or regulations governing the continued qualification of the Plan.

         13.2 Procedure for Amendment. Any amendment adopted by the Board of Directors of the Company shall be so adopted by resolution of the Board of Director at a regular meeting of the Board of Directors or special meeting called for such purpose or by unanimous written consent. Any amendment adopted by the Committee shall be so adopted by resolution of the Committee at a regular meeting of the Committee or special meeting called for such purpose or by unanimous written consent. Each amendment of the Plan shall become effective on the date specified in the relevant resolution or consent.

         13.3 Restrictions on Amendments. No amendment of the Plan may be made which shall either:

               (a) deprive any Participant or Beneficiary of any part of an Account as constituted at the time of such amendment; or

               (b) result in the reversion to any Company of any part of the Trust Fund contrary to the provisions of the Plan.

                                   ARTICLE 14
                             TERMINATION OF THE PLAN


         14.1 Events Constituting Termination. It is expressly declared to be the desire and intention of each Company to continue the Plan and Trust in existence for an indefinite period of time. However, circumstances not now anticipated or foreseeable may arise in the future, as a result of which a Company may deem it to be impractical or unwise to continue the Plan and the Trust established hereunder, and each Company therefore reserves the right to discontinue contributions thereunder or to terminate the Plan (insofar as it affects the Company's employees) at any time. Such discontinuance of contributions under the Plan or termination of the Plan shall be adopted by such Company's board of directors, by resolution of such board of directors at a regular meeting of the board of directors or special meeting called for such purpose or by unanimous written consent.

         14.2 Allocation of Assets. Upon the full termination of the Plan, permanent discontinuance of contributions thereto, or upon partial termination of the Plan with respect to a group of Participants, the benefits of Participants affected thereby shall become fully vested and nonforfeitable to the extent such benefit is not already fully vested and nonforfeitable.

         14.3 Manner of Distribution. Subject to the foregoing provisions of this Article 14, any distribution after termination of the Plan shall consist of the following: (a) a cash lump sum of the value of assets in Sub-Funds A, C, D, E, F and G; and (b) certificates for whole shares of Company Stock in Sub-Fund B and cash in lieu of fractional shares.

         14.4 Liquidation of Trust Fund. The Trust Agreement and the Trust Fund shall continue in existence after the termination of the Plan for such period of time as may be required to complete the liquidation thereof in accordance with the terms of this Article 14.

         14.5 Internal Revenue Service Approval for Distribution. The Benefits Committee may, in its sole discretion, request from the Internal Revenue Service a determination that the proposed distribution of assets will not result in the discrimination prohibited by Section 401(a)(4) of the Code. In the event the Benefits Committee requests such a determination, and notwithstanding any provision of the Plan or of the Trust Agreement to the contrary, no person shall have any right or claim under this Article before the Internal Revenue Service shall determine that the proposed distribution of assets does not result in the discrimination prohibited by Section 401(a)(4) of the Code.

                                   ARTICLE 15
                            MISCELLANEOUS PROVISIONS


         15.1 No Assignment of Benefit. (a) No benefit under the Plan, nor any other interest hereunder of any Participant or Beneficiary shall be assignable, transferable, or subject to sale, mortgage, pledge, hypothecation, commutation, anticipation, garnishment, attachment, execution, or levy of any transfer, sell, mortgage, pledge, hypothecate, commute, or anticipate the same, except as provided by law.

               (b) The provisions of Section 15.1 shall not be applicable to an order or requirement to pay monies to the Plan, which arises under a judgment, order, decree or settlement arising from certain crimes or violations of ERISA committed by the Participant with respect to the Plan, provided the judgment, order, decree or settlement agreement expressly provides for an offset of all or part of the amount ordered or required to be paid to the Plan against the Participant's Plan benefits.

         15.2 No Implied Rights to Employment. Neither this Plan, the payment of contributions by a Company to the Trust Fund, nor the payment of any benefits pursuant to the Plan shall be construed to create any obligation upon such Company to continue to make contributions to the Plan or to give any present or future eligible Employee any right to continued employment.

         15.3 Mergers or Transfers. There shall be no merger or consolidation with, or transfer of assets or liabilities of the Plan to, any other plan unless each Participant in the Plan would, if the Plan terminated after such merger, consolidation, or transfer of assets or liabilities, receive a benefit immediately thereafter equal to or greater than the benefit that the Participant would have been entitled to receive immediately before such merger, consolidation, or transfer if the Plan had then terminated.

         15.4 Incapacity. If the Committee determines that a person entitled to receive any benefit payment is under a legal disability or is incapacitated in any way so as to be unable to manage personal financial affairs, such Committee may direct the Trustee to make payments to such person's legal representative or to a relative or other person for such person's benefit, or to apply the payment for the benefit of such person in such manner as the Committee considers advisable. Any payment of a benefit in accordance with the provisions of this subparagraph shall be a complete discharge of any liability to make such payment.

         15.5 Effectuation of Interest. In the event it should become impossible for the Company, the Board, or the Committee to perform any act required by the Plan, the Company, the Board, or the Committee may perform such other act as they in good faith determine will most nearly carry out the intent and purpose of the Plan.

         15.6  Domestic Relations Orders.

               (a)       Definitions.

               (i) The term "domestic relations order" means any judgment, decree, or order (including approval of a property settlement agreement) which:

                      (1) relates to the provision of child support, alimony payments, or marital property rights to a spouse, former spouse, child, or other dependent of a Participant;

                      (2) is made pursuant to a state domestic relations law (including a community property law); and

                      (3) which meets the requirements of subparagraph (b).

               (ii) The term "alternate payee" means any spouse, former spouse, child, or other dependent of a Participant who is recognized by a domestic relations order as having a right to receive all, or a portion of, the benefits payable under the Plan with respect to such Participant.

               (b) Requirements.

         The provisions of Section 15.1 of the Plan shall not be applicable to a domestic relations order and payment of benefits shall be made in accordance with the terms of such order provided that such order:

               (i) creates or recognizes the existence of an alternate payee's right to, or assigns to an alternate payee the right to, receive all or a portion of the benefits payable to a Participant under the Plan;

               (ii) clearly specifies

                      (1) the name and the last known mailing address (if any) of the Participant and the name and mailing address of each alternate payee covered by the order;

                      (2) the amount or percentage of the Participant's benefits to be paid by the Plan to each such alternate payee or the manner in which such amount or percentage is to be determined;

                      (3) the number of payments or period to which such order applies; and

                      (4) the name of each plan to which such order applies;

               (iii) provides that any benefits to be paid pursuant to the order shall be valued as of the

               Plan Accounting Date which next follows by more than 5 business days the date the order is received by the Committee (the "QDRO Valuation Date"). If the order specifies a date as of which it was to be effective for purposes of identifying the property subject to the order (the "Award Date") and if the month and year of such Award Date differs from the month and year that the order is received by the Committee, then the identification of assets subject to the order and the initial determination of their value shall be made as of the Plan Accounting Date which was coincident with or next following the Award Date (the "Division Date") and investment earnings and losses, if any, accrued to the Account during the period from the Distribution Date to the QDRO Valuation Date shall be allocated on a pro rata basis to the Participant and the alternate payee based on their pro rata interests in the Account as of the Distribution Date as required by the order. If the order does not specify an Award Date, or if it specifies an Award Date which is in the same month and year as the date the order is received by the Committee, then the Division Date applicable to such order shall be the QDRO Valuation Date;

               (iv) does not require the Plan to provide any type or form of benefit, or any option, not otherwise provided under the Plan;

               (v) does not require the Plan to provide increased benefits (determined on the basis of actuarial value); and

               (vi) does not require the payment of benefits to an alternate payee which are required to be paid to another alternate payee under another order previously determined to be a domestic relations order.

               (c) Payments Prior to Separation From Service.

         A domestic relations order shall not be considered as failing to meet the requirements of subsection (iii) of subparagraph (b) solely because such order requires that payment of benefits be made to an alternate payee:

               (i) in the case of any payment before a Participant has separated from service, on or after the date on which the Participant attains (or would have attained) the earliest retirement age (as defined below);

               (ii) in the case of any payment before a Participant has separated from service on or after the date on which the Committee determines such order is a domestic relations order;

               (iii) as if the Participant had retired on the date on which such payment is to begin under such order (but taking into account only the value of the Participant's current Accounts and not taking into account the value of any subsidy of the Company for early retirement); and

               (iv) in any form in which such benefits may be paid under the Plan to the Participant (other than in the form of a joint and survivor annuity with respect to the alternate payee and his subsequent spouse).

               For purposes of this subparagraph (c), the term "earliest retirement age" means the earlier of:

                      (1) the date on which the Participant is entitled to a distribution under the Plan, or

                      (2) the later of:

                         (A) the date of Participant attains age 50, or

                         (B) the earliest  date on which the  Participant  could
                         begin   receiving   benefits  under  the  Plan  if  the
                         Participant separated from service.

               (d) Former Spouse.

         To the extent provided in any domestic relations order:

               (i) the former spouse of a Participant shall be treated as a surviving spouse of such Participant for purposes of Section 401(a)(11) and 417 of the Code (and any spouse of the Participant shall not be treated as a spouse of the Participant for such purposes); and

               (ii) if married  for at least one year to the  Participant,  such
               surviving   former   spouse  shall  be  treated  as  meeting  the
               requirements of Section 417(d) of the Code.

               (e) Notice.

               The Committee shall promptly notify a Participant and any other alternate payee of the receipt of a domestic relations order and of the Plan's procedure for determining whether the order qualifies as a domestic relations order under this Section 15.6. Within a reasonable period of time after the receipt of such order, the Committee, in accordance with such procedures as it shall from time to time establish, shall determine whether such order qualifies as a domestic relations order under this Section 15.6 and shall notify the Participant and each alternate payee of such determination.

               During any period of time in which the issue of whether a domestic relations order qualifies as a domestic relations order under this
Section 15.6 is being determined by the Committee, by a court of competent jurisdiction, or otherwise, the Committee shall separately account for the amounts (hereinafter in the paragraph referred to as the "segregated amounts") which would have been payable to the alternate payee during such period if the order had been determined to be a domestic relations order under this Section
15.6. If within the eighteen (18) month period beginning with the date on which the first payment would be required to be made under the order, such order is determined to be a domestic relations order under this Section 15.6, the Committee shall pay the segregated amounts (increased or decreased by any investment earnings or losses thereon) to the person or persons entitled thereto. If within the eighteen (18) month period beginning with the date on which the first payment would be required to be made under the order, it is determined that such order is not a domestic relations order under this Section 15.6, or the issue as to whether such order so qualifies is not resolved, then the Committee shall pay the segregated amounts

(increased or decreased by any investment earnings or losses thereon) to the person or persons who would have been entitled to such amounts if there had been no order. Any determination that an order is a domestic relations order under this Section 15.6 which is made after the end of the eighteen (18) month period beginning with the date on which the first payment would be required to be made under the order, shall be applied prospectively only.

         15.7 Headings. The headings of Articles and Sections of this Plan are for convenience of reference only, and in case of any conflict between any such headings and the text of this Plan, the text shall govern.

         15.8 Copy of Plan. A copy of the Plan shall be available for inspection by an Employee or other persons entitled to benefits under the Plan at reasonable times at the office of Summit Bancorp.

         15.9 Governing Law. Except as otherwise required by law, the Plan and all matters arising thereunder shall be governed by the laws of the State of New Jersey.

         15.10 Qualified Military Service. Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code.

                                   ARTICLE 16
                            TOP-HEAVY PLAN PROVISIONS


         16.1 Anything elsewhere in this Plan to the contrary notwithstanding, the provisions of this Article 16 shall apply to the Plan for any Plan Year beginning after December 31, 1983, if, on the last day of the preceding Plan Year, either (a) the aggregate of the Participant Account and Matching Employer Contributions Account for Participants who are Key Employees exceeds 60 percent of the present value of the aggregate of the aforementioned Accounts for all Participants, or (b) the sum of (i) the present value of the aggregate of the Participant Account and Matching Employer Contributions Account for Participants who are Key Employees under the Plan, (ii) the present equivalent actuarial value, to be determined by the Committee, of the accumulated accrued benefits of Key Employees under all other qualified defined benefit plans included in the Aggregation Group, and (iii) the cumulative accrued benefits of Key Employees under all qualified defined contributions plans included in the Aggregation Group, exceed 60 percent of the sum of (i) the present value of the aforementioned Accounts of all Participants under the Plan and (ii) the present equivalent actuarial value of the accumulated accrued benefits of all Participants under all other qualified defined contribution plans included in the Aggregation Group. For the purpose of the foregoing sentence the present value of the aggregate of the Participant Account and Matching Employer Contributions Account of each Participant under the Plan shall be increased by the amount of the aggregate distributions, if any, made with respect to the Participant under the Plan during the five-year period ending on the last day of the preceding Plan Year; and the present equivalent actuarial value for the accumulated accrued benefit of each Participant under all other qualified defined benefits plans and the cumulative accrued benefit of each Participant under any qualified defined contribution plan shall be increased by the amount of the aggregate distributions, if any, made with respect to the Participant under such other plan during that five- year period. The term "Aggregation Group" shall mean all plans to which the Company contributes in which a Key Employee is a participant and all other plans to which the Company contributes that enable any such plan to meet the requirement of Section 401(a)(4) or
Section 410 of the Code. If a Participant is not a Key Employee for any Plan Year, but was a Key Employee in a prior Plan Year the accrued benefit with respect to such Participant shall not be taken into account. For any Plan Year beginning after December 31, 1984, the Participant Account and Matching Employer Contributions Account of any Participant or former Participant who has not during the five-year period ending on the last day of the preceding Plan Year received from the Company any compensation (other than benefits under the Plan) shall not be taken into account.

         16.2 In any Plan Year for which the provisions of this Article 16 apply and thereafter, each Employee who is a Participant during that Plan Year shall have a nonforfeitable right, in the event of a Termination of Employment pursuant to Section 1.36, to receive the value of that Employee's Matching
Employer Contribution Account computed as of the date the particular Employee ceases to be an Employee (including benefits accrued before the provisions of this Article 16 apply).

         16.3 In any Plan Year for which the provisions of this Article 16 apply, if the Matching Employer Contributions Account of any Participant who is not a Key Employee is less than the Applicable Percentage, as defined in Section 16.6, of such Participant's Annual Compensation from the Company not in excess of $200,000 for years in the Participant's Testing Period, then a Matching Employer Contributions, plus any forfeitures allocated to such Participant's Matching Employer Contributions Account shall be made in an amount equal at the last day of that Plan Year to such Applicable Percentage of the Participant's Annual Compensation for the years in the Participant's Testing Period.

         16.4 In any Plan Year for which the provisions of this Article 16 apply, the figure "1.0" shall be substituted for the figure "1.25" in Article 16 for the purpose of determining an Employee's "defined benefit plan fraction" and "defined contribution plan fraction."

         16.5 For purposes of this Article, the following definitions shall apply.

               (a) "Applicable Percentage" means in respect of any Participant, 3 percent.

               (b) "Annual Compensation" means for purposes of this Article only, Earnings as defined in Section 1.15 but including any overtime, bonuses and other special pay or remuneration reportable to the Internal Revenue Service on Form W-2 for Federal income tax purposes, but shall not include before-tax-contributions to this Plan.

               (c) "Key Employee" means an Employee, former Employee or the Beneficiary of any Employee, who, at any time during the Plan Year or any of the four preceding Plan Years, is or was (i) one of the 50 highest paid Employees and also an officer of the Company whose compensation from the Company for the Plan Year exceeds $45,000 (or such other amount as shall be 50 percent of the amount determined under Section 415(b)(1)(A) of the Code), or (ii) one of the ten employees of the Company whose compensation from the Company for the Plan Year exceeds the amount provided under Section 415(c)(1)(A) of the Code, and who owns the largest interest in the Company, or (iii) the owner of more than five percent of the outstanding stock of the company (or stock possessing more than 5 percent of the total combined voting power of all stock of the Company), or (iv) an owner of 1 percent or more of the outstanding stock of the Company (or stock possessing more than 1 percent of the total combined voting power of all stock of the Company) whose compensation from the Company for the Plan Year is more than $150,000. Any Employee who is not a Key Employee shall be deemed a Non-Key Employee.

               (d) "Testing Period" means, in respect of any Participant, the period of consecutive years (not exceeding five (5), and disregarding any year of Employment in which ended a Plan Year for which the provisions of this
Article 16 were not applicable, any year of Employment completed in a Plan Year beginning before January 1, 1984, and any year that begins after the close of the last Plan Year for which the provisions of this Article 16 were applicable) during which the Participant had the greatest aggregate compensation from the Company.

                                   ARTICLE 17
                         LIMITATIONS OF ANNUAL ADDITIONS


         17.1 Limitation on Annual Additions. Notwithstanding anything contained herein, the Annual Additions to the Accounts of any Participant shall not exceed the lesser of $30,000 (or such other dollar amounts which result from cost-of-living adjustments determined as of each January 1 of the Plan Year and as issued under Treasury Regulations pertaining to Section 415(d) of the Code) or 25% of the Participants' total compensation earned during the Plan Year.

               If the Annual Additions to a Participant's Accounts must be reduced under this Section, the Committee shall determine the method by which contributions shall be altered in order that this limitation shall not be exceeded.

               In the case of a Participant who is a participant in a qualified defined benefit plan maintained by a Company, the sum of the "defined benefit plan fraction" and the "defined contribution plan fraction" in any Plan Year shall not exceed 1.0. For purposes of applying the limitations of this Section 17.1, the following rules shall apply:

               (a) the terms "defined benefit plan fraction" shall mean a fraction, the numerator of which is the annual projected benefit payable under the defined benefit plan, determined without regard to the limitation imposed by
Section  415(b)(1) of the Code,  and the  denominator of which is the lesser of:
(i) the product of 1.25 times the greater of the dollar limitation in effect under Section 415(b)(1)(B) of the Code for such year or the Participant's accrued benefit (not in excess of the dollar limitation then in effect for the Plan) as of the close of the last Plan Year before January 1, 1983; or (ii) the product of 1.4 multiplied by the amount which may be taken into account under
Section 415(b)(1)(B) for the Code with respect to the Participant' provided that the defined benefit plan fraction shall never be deemed to exceed 1.0.

               (b) the term "defined contribution plan fraction" shall mean a fraction, the numerator of which is the sum of the Annual Additions to the Participant's Accounts under the Company for any Plan Year, and all prior Plan Years, and the denominator of which is the sum of the lesser of the following amounts determined for such Plan Year and each prior year of service with the
Company: (i) the product of 1.25 multiplied by the dollar limitation in effect under Section 415(c)(1)(A) of the Code for such year (determined without regard to Section 415(c)(6) of the Code); or (ii) the product of 1.4 multiplied by the amount which may be taken into account under Section 415(c)(1)(B) of the Code with respect to such Participant for such year, and taking into account the transition rules for years ending prior to January 1, 1983 prescribed under ERISA and the Code, including the rules of Section 415(e)(3) of the Code, as amended by TEFRA, unless the Committee elects to apply the rules of Section 415(e)(6) of the Code, as amended by TEFRA.

         In the event the limitations prescribed above are exceeded with respect to any Participant who participates in a qualified defined benefit plan maintained by a Company, the Participant's benefit under the defined benefit plan shall first be adjusted before making any adjustments under the Plan.

         For purposes of this Section, all qualified defined benefit plans maintained by a Company or

Associated Company shall be treated as a single plan, and all qualified defined contribution plans maintained by a Company or Associated Company shall be treated as a single plan. Associated Company shall have the meaning set forth in
Section 1.7.

         In the event that the limitations with respect to Annual Additions prescribed hereunder are exceeded with respect to any Participant and such excess arises as a consequence of (1) the allocation of forfeitures (2) a reasonable error in estimating a Participant's annual Compensation, (3) a reasonable error in determining the amount of elective deferrals (within the meaning of section 402(g)(3) of the Code) that may be made with respect to any individual under the limits of Section 415 of the Code, or (4) other limited facts and circumstances that the Commissioner finds justify the availability of such remedy, the excess amounts will not be considered as Annual Additions in that limitation Year if the excess amounts: (A) are allocated and reallocated to other Participants pursuant to Treasury Reg. ss. 1.415-6(b)(6)(i); (B) are used to reduce Employer Matching Contributions for the next Limitation Year and succeeding Limitation Years, if necessary, pursuant to Treasury Reg. ss. 1.415-6(b)(6)(ii); (C) are held unallocated in a suspense account for the Limitation Year and allocated and reallocated to all Participants in the next Limitation Year, pursuant to Treasury Reg. ss. 1.415.6(b)(6)(iii); or (D) are distributed or returned to the Participant pursuant to Treasury Reg. ss. 1.415-6(b)(6)(iv).

                                   ARTICLE 18
                                   ESOP STOCK


          Notwithstanding anything in the Plan to the contrary, the following provisions shall apply to the common shares of Summit Bancorp. held by the Plan as the result of the merger into the Plan of the Summit Bancorp Employee Stock Ownership Plan, formerly the Collective Federal Savings Bank Employee Stock Ownership Plan ("Collective ESOP"), which occurred as of March 13, 1998.

         18.1 ESOP Definitions. For purposes of this Article, the following definitions shall apply:

               (a) "ESOP Loan" shall mean any loan or other extension of credit the proceeds of which are used by the Trustee, or were used by the trustee of the Collective ESOP, to finance the acquisition of ESOP Stock (or stock for which ESOP Stock was substituted), or to refinance an ESOP Loan.

               (b) "ESOP Loan Contributions" shall mean any contribution by the Company which shall be used to fund the payment of any ESOP Loan.

               (c) "ESOP Stock" shall mean Company Stock held by the Plan which was previously held by the Collective ESOP.

               (d) "ESOP Suspense Account" shall mean the account under which ESOP Stock purchased with an ESOP Loan is held until released and allocated to Participants pursuant to this Article 18.

         18.2  ESOP Loans.

               (a) Terms. The ESOP Trustee may purchase ESOP Stock with the proceeds of an ESOP Loan. The terms of each ESOP Loan must, at the time the loan is made, be at least as favorable to the Plan as the terms of a comparable loan resulting from arm's length negotiations between independent parties. Each ESOP Loan shall be for a specific term and shall bear a reasonable rate of interest. An ESOP Loan may be secured by a pledge of the ESOP Stock acquired with the proceeds of such ESOP Loan (or acquired with the proceeds of a prior ESOP Loan which is being refinanced). No other Plan assets may be pledged as collateral for an ESOP Loan, and no lender shall have recourse against Trust assets other than (i) collateral given for the loan, (ii) ESOP Loan Contributions, and (iii) earnings attributable to such collateral and the investment of such ESOP Loan Contributions. An ESOP Loan shall not be payable on demand except in the event of default. In the event of default of an ESOP Loan, the value of Plan assets transferred in satisfaction of the loan shall not exceed the amount of default. If the lender is a disqualified person within the meaning of Code Section 4975(e)(2), the ESOP Loan must provide for a transfer of Plan assets on default only upon and to the extent of the failure of the Plan to meet the payment schedule of the ESOP Loan. Payments of principal and/or interest on any ESOP
Loan shall be made by the Trustee only from ESOP Loan Contributions, from earnings attributable to such ESOP Loan Contributions, from any cash dividends received by the Plan with respect to ESOP Stock acquired with the proceeds of an ESOP Loan, from the proceeds of an ESOP Loan and, if permitted by the Trustee, from any cash dividends received by the Plan with respect to ESOP Stock held in the ESOP portion of this Plan which was acquired other than with the proceeds of an ESOP Loan. The Trustee shall enter into any loan transaction only in conformity with the provisions hereof.

               (b) Qualification as ESOP. The ESOP portion of the Plan is designed to invest primarily in "qualifying employer securities" as defined in Code regulation ss. 54.4975-12, and to meet the qualification requirements of Code section 4975(e)(7).

               (c) Proceeds. ESOP Loan proceeds shall be used by the Trustee within a reasonable time after receipt to acquire ESOP Stock or to repay a prior ESOP Loan. In acquiring ESOP Stock, the Trustee shall take all appropriate and necessary measures to ensure that the Plan pays no more than "adequate consideration" (within the meaning of Section 3(18) of ERISA) for such securities. All ESOP Stock acquired with the proceeds of an ESOP Loan shall be placed in an ESOP Suspense Account established by the ESOP Trustee of the Plan. To the extent required for the purpose of pledging such ESOP Stock as collateral for the ESOP Loan, the shares held as collateral in the ESOP Suspense Account may be physically segregated from other Plan assets. Any pledge of ESOP Stock must provide for the release of the shares so pledged as payments on the ESOP Loan are made by the Trustee and such securities are allocated to Participants.

                (d) Puts, Calls, etc. Except as otherwise provided in Section 409(1) of the Code and regulations promulgated thereunder, no ESOP Stock purchased with the proceeds of an ESOP Loan shall be subject to any put, call or other option or any buy-sell or similar agreement while held by and when distributed from the Plan, whether or not the Plan constitutes an "employee stock ownership plan" within the meaning of Section 4975(e)(7) of the Code at such time and whether or not the ESOP Loan has been repaid at such time.

               (e) Suspense Account. All ESOP Stock acquired with the proceeds of an ESOP Loan shall initially be credited to the ESOP Suspense Account, whether or not such shares are pledged to a creditor to secure the ESOP's obligations arising from such transaction. ESOP Stock acquired by the Plan as a result of the merger into the Plan of the Collective ESOP shall be credited to the ESOP Suspense Account only to the extent such ESOP Stock was held in a suspense account pursuant to the Collective ESOP. The ESOP Suspense Account shall be maintained as a subaccount within the Plan.

               (f) Amortization Sources. The Company shall from time to time make ESOP Loan Contributions to the Trust in accordance with the terms of the Plan. ESOP Loan amortization payments shall be made by the Trustee from the following sources:

               (i) Dividends on ESOP Stock held in the ESOP Suspense Account;

               (ii) Dividends on other ESOP Stock acquired with the proceeds of an ESOP Loan;

               (iii) ESOP Loan Contributions which must be made when an ESOP Loan payment is due which is not satisfied by (a) or (b) above; and

               (iv) In the event of a sale or other disposition of ESOP Stock or other assets held in the ESOP Suspense Account, the proceeds from such sale or other disposition.

               (g) Release and Allocation.

               (i) Release. As soon as practicable after each ESOP Loan amortization payment is made, a number of shares of ESOP Stock acquired with the proceeds of such ESOP Loan and held in the ESOP Suspense Account shall be released from the ESOP Suspense Account. The total number of shares so released shall equal the number of shares of ESOP Stock held in the ESOP Suspense Account with respect to such ESOP Loan immediately prior to the release multiplied by a fraction. The numerator of the fraction shall be the amount of principal and interest paid by the Plan on such ESOP Loan in such loan amortization payment. The denominator of the fraction shall be the sum of the numerator plus the principal and interest to be paid on such ESOP Loan for all future amortization payments. The number of future payments under such ESOP Loan must be definitely ascertainable and must be determined without taking into account any possible extensions or renewal periods. If the effective interest rate under the ESOP Loan is variable, the interest to be paid in future periods must be computed by using the interest rate applicable as of the due date of the current amortization payment. The shares that are released from the ESOP Suspense Account pursuant to this Section 18.2(g)(i) shall be allocated to Participants' ESOP Accounts, in the manner specified in Sections 3.3, 4.1 and 18.2(g)(ii) hereof.

               (ii) Dividend Allocation. As soon as practicable following each ESOP Loan amortization payment made in whole or in part with dividends on ESOP Stock and the related calculation of the shares of ESOP Stock that are released from the ESOP Suspense Account as a result of such payment, a portion of the shares so released shall be transferred to each Participant's individual ESOP
               Account as appropriate to obtain the result that each Participant's individual ESOP Account will be credited with shares of ESOP Stock with a fair market value equal to the amount of the cash dividend paid on shares allocated to each Participant's individual ESOP Account. Any quarterly dividends paid on ESOP Stock shall be deemed to be attributable to ESOP Stock in a Participant's ESOP Account provided such ESOP Stock is allocated to such Participant's ESOP Account as of the last day of such quarter. The number of shares so transferred to each Participant's individual ESOP Account to replace the cash dividends paid on the shares of ESOP Stock allocated to such Participant's individual ESOP Account shall equal the total number of shares released with respect to such ESOP Loan amortization payment multiplied by a fraction. The numerator of the fraction shall be the amount of cash dividends paid on shares of ESOP Stock acquired with the proceeds of an ESOP Loan and held in the Participant's individual ESOP Account, as the case may be, on the dividend record date, which dividends were used by the Trustee in making the ESOP Loan amortization payment. The denominator of the fraction shall be the amount of the fair market value of the total number of shares released as a result of the ESOP Loan amortization payment. The value of such transferred shares shall be allocated to each Participant's individual ESOP Account as soon as practicable on a pro rata basis in accordance with the number of shares in his individual account on the dividend record date. For purposes of this Section 18.2, the fair market value of ESOP stock shall be, at any relevant time, its market vaue as determined in accordance with
               Section 5.1 hereof.

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               (iii) Match Allocation. If not sooner transferred,  all shares of
               ESOP Stock that have been released from the ESOP Suspense Account as a result of ESOP Loan amortization payments made during a month that have not and will not be transferred pursuant to
               Section  18.2(g)(ii) shall be transferred to the appropriate ESOP
               Account  pursuant  to  this  Section   18.2(g)(iii)  as  soon  as
               practicable following the end of the month. Such shares of ESOP Stock shall be applied to satisfy the Company's obligations to Participants under Sections 3.3 and 4.1 hereof. The shares of ESOP Stock shall be applied to satisfy the Company's obligations under Sections 3.3 and 4.1 for the month in which the shares were released except that if shares have not been allocated to a
               Participant's   individual   accounts  in   satisfaction  of  the
               Company's obligations under Sections 3.3 and 4.1 hereof, for a month prior to the month in which the shares were released, such shares shall be applied in satisfaction of such prior month allocations.

         18.3 Voting and Tendering of ESOP Stock. Participants shall have the same rights with respect to the voting and tendering of ESOP Stock as they have with respect to Company Stock pursuant to Section 4.4 hereof. Shares of ESOP Stock which are held in the ESOP Suspense Account, and shares of ESOP Stock allocated to Participants' accounts, for which no directions on either voting or tendering are timely received by the Trustee, shall be subject to the same provisions as Undirected Shares, as that term is defined in Section 4.4 hereof.

         18.4 Annual Additions. If no more than one-third (1/3) of the ESOP Loan Contributions to the Plan for any Plan Year is allocated to the accounts of Participants who are Highly Compensated Employees, a Participant's Annual Additions, as defined in Section 1.6 hereof, shall not include forfeitures of ESOP Stock acquired with the proceeds of an ESOP Loan or ESOP contributions which are deductible under Code Section 404(a)(9)(B) and charged against such Participant's account.


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                                   APPENDIX A

               Notwithstanding any other provision of the Plan, this Appendix A shall apply to any individual who becomes an Employee of the Company as a result of the Company's acquisition of the New Canaan Bank and Trust Company (the "Former New Canaan Employees"). Such Former New Canaan Employees who were previously participants in the New Canaan Bank & Trust Qualified Retirement and 401(k) Benefit Plan (the "New Canaan Plan") may receive distributions of that portion of their Plan account which came into the Plan as a result of the merger of the Plan with the New Canaan Plan in the following payment forms, which are in addition to those described in the Plan:

         (1) Life Annuity Option -Monthly benefit payments for as long as the Participant lives. No death benefits are payable after death.

         (2) Contingent Annuitant Option -Reduced monthly benefit payments for as long as the Participant lives. Upon death, the Participant's beneficiary will receive 100%, 66-2/3%, or 50% (the Participant chooses the applicable percentage) of the monthly amount that was being paid to the Participant.

         (3) Life Annuity with Payments Certain Option - Monthly benefit payments for as long as the Participant lives. If the Participant dies before receiving 60 or 120 monthly payments (the Participant chooses the number), the Participant's beneficiary will receive the remainder of the payments.

         (4) Joint and Survivor Annuity Option - Monthly benefit payments to the Participant and the Participant's beneficiary. When the Participant or the Participant's beneficiary dies, the survivor will continue to receive for life 100%, 66-2/3% or 50% (the Participant chooses the applicable percentage) of the monthly amount that was being paid to the Participant and the Participant's beneficiary.

         (5) Full Cash Refund Option - Monthly benefit payments for as long as the Participant lives. When the Participant dies, the Participant's beneficiary will receive a lump-sum payment equal to the amount remaining from the purchase of this benefit

         (6) Installment Option - Equal monthly payments over a period selected by the Participant, which cannot exceed the life expectancy of the Participant and the Participant's beneficiary. If the Participant dies before receiving all of the payments, the Participant's beneficiary will receive the remainder of the payments. If the monthly installment is less than $100, the Participant may not elect this option.

                      Married Participants will need their spouse's written consent, as described below, to select Options 1-4.

         Married Participants will need their spouse's written consent, as described below, to select Options 5 and 6 only if they wish to name a beneficiary other than their spouse.



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         The Company shall fulfill its obligation to provide  benefits in a form described under this Appendix A by the purchase of an applicable annuity or installment option from Allmerica Life Assurance Company ("Allmerica") based upon Allmerica's then current annuity rates.

         Spousal Consent Requirements: The following requirements must be met in order for the spouse's consent to be effective in connection with the
Participant's choice of distribution option, if applicable: (A) the Participant's spouse must consent in writing to the election; (B) with respect to Option 5 or 6, the election designates a specific beneficiary, including any class of beneficiaries or any contingent beneficiaries, which may not be changed without spousal consent (or the spouse expressly permits designations by the Participant without any further spousal consent); (C) the spouse's consent acknowledges the effect of the election; and (D) the spouse's consent is witnessed by a Plan representative or notary public. If it is established to the satisfaction of a Plan representative that there is no spouse or that the spouse cannot be located, a waiver will be deemed a qualified election.

         Any consent by a spouse obtained under this provision (or establishment that the consent of a spouse may not be obtained) shall be effective only with respect to such spouse. A consent that permits designations by the Participant without any requirement of further consent by such spouse must acknowledge that the spouse has the right to limit consent to a specific beneficiary, and a specific form of benefit where applicable, and that the spouse voluntarily elects to relinquish either or both of such rights. A revocation of a prior waiver may be made by a Participant without the consent of the spouse at any time before the commencement of benefits. The number of revocations shall not be limited.




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